Exhibit 4.13
EXECUTION COPY

NOTE PURCHASE AGREEMENT
Dated as of November 24, 2009
among
DELTA AIR LINES, INC.,
U.S. BANK TRUST NATIONAL ASSOCIATION,
as Pass Through Trustee under each of the Pass Through Trust Agreements
U.S. BANK TRUST NATIONAL ASSOCIATION,
as Subordination Agent
U.S. BANK NATIONAL ASSOCIATION,
as Escrow Agent
and
U.S. BANK TRUST NATIONAL ASSOCIATION,
as Paying Agent

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Schedule I	Aircraft
Schedule II	Trust Supplements
Schedule III	Required Terms

Annex A	Definitions

Exhibit A	Form of Funding Notice
Exhibit B	Form of Participation Agreement
Exhibit C	Form of Indenture and Security Agreement
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NOTE PURCHASE AGREEMENT
          This NOTE PURCHASE AGREEMENT, dated as of November 24, 2009, is made by and among (i) DELTA AIR LINES, INC., a Delaware corporation (together with its successors and permitted assigns, the “Company”), (ii) U.S. BANK TRUST NATIONAL ASSOCIATION (“U.S. Bank”), a national banking association, not in its individual capacity except as otherwise expressly provided herein, but solely as trustee (in such capacity, together with any successor in interest and any successor or other trustee appointed as provided in the applicable Pass Through Trust Agreement (as defined below), the “Pass Through Trustee”) under each of the two separate Pass Through Trust Agreements (as defined below), (iii) U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, as subordination agent and trustee (in such capacity together with its successors in such capacity, the “Subordination Agent”) under the Intercreditor Agreement (as defined below), (iv) U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Escrow Agent (in such capacity together with its successors in such capacity, the “Escrow Agent”), under each of the Escrow and Paying Agent Agreements (as defined below), and (v) U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, as Paying Agent (in such capacity together with its successors in such capacity, the “Paying Agent”) under each of the Escrow and Paying Agent Agreements.
W I T N E S S E T H:
          WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed to such terms in Annex A hereto;
          WHEREAS, the Company owns the 22 Boeing aircraft described in part one of Schedule I hereto (each, a “2000-1 Aircraft”, and collectively, the “2000-1 Aircraft”) and the five Boeing aircraft described in part two of Schedule I hereto (each, a “2009 Aircraft”, and collectively, the “2009 Aircraft”, and together with the 2000-1 Aircraft, each, an “Aircraft” and collectively, the “Aircraft”), which Aircraft are subject to certain financings described in Schedule I hereto (such financings, the “Existing Financings”);
          WHEREAS, pursuant to the Basic Pass Through Trust Agreement and each of the Trust Supplements set forth in Schedule II hereto, and concurrently with the execution and delivery of this Note Purchase Agreement, two separate grantor trusts (the “Class A Pass Through Trust” and the “Class B Pass Through Trust”, and collectively, the “Pass Through Trusts” and, individually, each a “Pass Through Trust”) have been created to facilitate certain of the transactions contemplated hereby, including, without limitation, the issuance and sale of pass through certificates pursuant thereto (together with any other pass through certificates for which such pass through certificates may be exchanged, collectively, the “Certificates”) to provide financing, among other things, for the purchase by such Pass Through Trusts of the Equipment Notes to be issued in respect of, and secured by a security interest in, the Aircraft;
          WHEREAS, the Company has entered into the Underwriting Agreement, dated November 18, 2009 (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Underwriting Agreement”) with the Underwriters named therein
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(the “Underwriters”) which provides that the Company will cause the Pass Through Trustee under the Class A Pass Through Trust (the “Class A Pass Through Trustee”), and the Pass Through Trustee under the Class B Pass Through Trust (the “Class B Pass Through Trustee”) to issue and sell the Class A Certificates and the Class B Certificates, respectively, to the Underwriters on the Issuance Date;
          WHEREAS, concurrently with the execution and delivery of this Note Purchase Agreement, (i) the Escrow Agent and the Depositary have entered into that certain Deposit Agreement (Class A), dated as of the Issuance Date, relating to the Class A Pass Through Trust and that certain Deposit Agreement (Class B), dated as of the Issuance Date, relating to the Class B Pass Through Trust (each such agreement, as amended, supplemented or otherwise modified from time to time in accordance with its terms, a “Deposit Agreement” and collectively, the “Deposit Agreements”) whereby the Escrow Agent agreed to direct the Underwriters to make certain deposits referred to therein on the Issuance Date (the “Initial Deposits”) and to permit the applicable Pass Through Trustees to make additional deposits from time to time thereafter (the Initial Deposits together with such additional deposits are collectively referred to as the “Deposits”), and (ii) the Underwriters, the applicable Pass Through Trustees, the Paying Agent and the Escrow Agent have entered into that certain Escrow and Paying Agent Agreement (Class A), dated as of the Issuance Date, relating to the Class A Pass Through Trust and that certain Escrow and Paying Agent Agreement (Class B), dated as of the Issuance Date, relating to the Class B Pass Through Trust (each such agreement, as amended, supplemented or otherwise modified from time to time in accordance with its terms, an “Escrow and Paying Agent Agreement”, and collectively, the “Escrow and Paying Agent Agreements”), whereby, among other things, (a) the Underwriters agreed to deliver an amount equal to the amount of the Initial Deposits to the Depositary on behalf of the applicable Escrow Agent and (b) the applicable Escrow Agent, upon the Depositary receiving such Initial Deposits, agreed to deliver escrow receipts to be affixed to each Certificate;
          WHEREAS, subject to the terms and conditions of this Note Purchase Agreement, each Pass Through Trustee and each of the Subordination Agent, U.S. Bank and the Company will enter into the applicable Financing Agreements to which it is intended to be a party relating to each Aircraft;
          WHEREAS, upon the financing of each Aircraft, each Pass Through Trustee will fund its purchase of the related series of Equipment Notes in respect of such Aircraft with the proceeds of one or more Deposits withdrawn by the applicable Escrow Agent under the related Deposit Agreement bearing the same interest rate as the Certificates issued by the applicable Pass Through Trust; and
          WHEREAS, concurrently with the execution and delivery of this Note Purchase Agreement, (i) the Class A Liquidity Provider has entered into the Class A Liquidity Facility for the benefit of the holders of the Certificates issued by the Class A Pass Through Trust and the Class B Liquidity Provider has entered into the Class B Liquidity Facility for the benefit of the holders of the Certificates issued by the Class B Pass Through Trust, in each case with the Subordination Agent, as agent for the Pass Through Trustee on behalf of each such Pass
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Through Trust and (ii) the Pass Through Trustees, the Liquidity Providers and the Subordination Agent have entered into the Intercreditor Agreement.
          NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
          SECTION 1. Financing of Aircraft.
          (a) Agreement to Finance. The Company agrees:
     (i) to finance the 2000-1 Aircraft in the manner provided herein, all on and subject to the terms and conditions hereof and of the applicable Financing Agreements, by the date referred to in clause (a) of the definition of Delivery Period Termination Date; and
     (ii) to finance the 2009 Aircraft in the manner provided herein, all on and subject to the terms and conditions hereof and of the applicable Financing Agreements, within 90 days after the date hereof.
     (b) Funding Notice. In furtherance of the foregoing, and in respect of each Aircraft, the Company agrees to give the parties hereto, the Depositary and each of the Rating Agencies not less than two Business Days’ prior notice (or, in the case of a substitute Funding Notice under Section 1(f), one Business Day’s prior notice), substantially in the form of Exhibit A hereto (each, a “Funding Notice”), of the date (which date shall not be earlier than the eighth day after the date of establishment of the relevant Deposit unless the seven-day requirement set forth in the first sentence of Section 2.3(a) of each Deposit Agreement has been waived by the applicable Depositary pursuant to the last sentence of Section 2.3(a) of such Deposit Agreement and not reinstated pursuant to the last sentence of Section 2.3(a) of such Deposit Agreement) scheduled for the financing as contemplated hereby in respect of such Aircraft (the “Funding Date”), which notice shall:
     (i) specify the Funding Date of such Aircraft (which shall be a Business Day on or prior to the Cut-Off Date);
     (ii) instruct each Pass Through Trustee to enter into the Participation Agreement included in the Financing Agreements with respect to such Aircraft in such form and at such a time on or before the Funding Date as specified in such Funding Notice and to perform its obligations thereunder;
     (iii) instruct each Pass Through Trustee to deliver to the applicable Escrow Agent the “Withdrawal Certificate” and the related “Applicable Notice of Purchase Withdrawal” contemplated by Section 1.02(c) of the applicable Escrow and Paying
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Agent Agreement with respect to the Equipment Notes to be issued to such Pass Through Trustee in connection with the financing of such Aircraft; and
     (iv) specify the aggregate principal amount of each series of Equipment Notes to be issued, and purchased by each Pass Through Trustee, in connection with the financing of such Aircraft scheduled to be consummated on such Funding Date (which aggregate principal amount shall be as specified in, or as adjusted in accordance with, as the case may be, the Required Terms).
     (c) [Intentionally Omitted.]
     (d) Entering into Financing Agreements. Upon receipt of a Funding Notice, each Pass Through Trustee shall, and shall cause the Subordination Agent to, enter into and perform their obligations under each applicable Participation Agreement and follow the other instructions specified in such Funding Notice; provided that, with respect to each Aircraft to be financed:
     (i) subject to clauses (ii)-(iv) immediately below, the applicable Participation Agreement and the applicable Indenture, as executed and delivered, shall be substantially in the respective forms thereof annexed hereto and (x) the amortization schedule for each Equipment Note shall be as set forth in the relevant table attached as part of Schedule III hereto and (y) the relevant Financing Agreements shall provide for the purchase by the applicable Pass Through Trustee of Equipment Notes of the related series in the principal amounts specified in Schedule III hereto;
     (ii) subject to clauses (iii) and (iv) immediately below, if (x) the Company shall have obtained from each Rating Agency a Rating Agency Confirmation with respect to each Class of Certificates then rated by such Rating Agency in connection with any material modifications of the applicable Financing Agreements from the forms of Financing Agreements annexed hereto (including the form of Equipment Note included in the form Indenture annexed hereto) and delivered such Rating Agency Confirmation to each Pass Through Trustee on or before the applicable Funding Date or (y) such Rating Agency Confirmation shall have been obtained with respect to material modifications of the Financing Agreements relating to another or any Aircraft or with respect to material modifications of the forms of Financing Agreements annexed hereto and the applicable Financing Agreements incorporate such material modifications without additional material modifications, the applicable Financing Agreements, as executed and delivered, may incorporate such material modifications, if any;
     (iii) the applicable Financing Agreements, as executed and delivered, shall comply with the Required Terms; and
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     (iv) the Company is not required to obtain or deliver a Rating Agency Confirmation or a certification pursuant to Section 2(b)(ii) of this Note Purchase Agreement in connection with any modifications to the applicable Financing Agreements that are expressly permitted by the Required Terms or by Section 5(e) of this Note Purchase Agreement.
          Notwithstanding the foregoing, (x) the Financing Agreements with respect to any Aircraft and the forms of Financing Agreements annexed hereto may be modified to the extent required for the issuance of Equipment Notes pursuant to Section 4(a)(v) of this Note Purchase Agreement, subject to the terms of such Section and of Section 8.01(c) or 8.01(d) of the Intercreditor Agreement, whichever may be applicable, and the Company shall pay the reasonable costs and expenses of the Rating Agencies in connection with obtaining any Rating Agency Confirmation in connection therewith, and (y) the Company is not required to deliver a certification pursuant to Section 2(b)(ii) of this Note Purchase Agreement in connection with any modifications of the Financing Agreements contemplated by this sentence. With respect to each Aircraft, the Company shall cause U.S. Bank (or such other Person that meets the eligibility requirements to act as loan trustee under the applicable Indenture) to execute as the applicable Loan Trustee the Financing Agreements relating to such Aircraft to which such Loan Trustee is intended to be a party, and shall concurrently therewith execute such Financing Agreements to which the Company is intended to be a party and perform its respective obligations thereunder. Upon the request of one or more Rating Agencies, the Company shall deliver or cause to be delivered to such Rating Agency or Rating Agencies a true and complete copy of each Financing Agreement relating to the financing of each Aircraft, together with a true and complete set of the closing documentation (including legal opinions) delivered to the applicable Loan Trustee, the Subordination Agent and each Pass Through Trustee under the applicable Participation Agreement.
     (e) Registration of Equipment Notes. The Company agrees that all Equipment Notes issued pursuant to any Indenture to which an Aircraft shall have been subjected shall initially be registered in the name of the Subordination Agent on behalf of the applicable Pass Through Trustee (or, in the case of any Additional Series Equipment Notes, on behalf of the Additional Series Pass Through Trustee with respect to the corresponding Additional Series Pass Through Certificates).
     (f) Postponement of Delivery and Funding. If, on the Funding Date for any Aircraft, the financing of such Aircraft as contemplated hereunder shall not be consummated for whatever reason, the Company shall give the parties hereto and the Depositary prompt notice thereof. Promptly after the Company has identified a new Funding Date on which such Aircraft may be subjected to the financing as provided herein (all on and subject to the terms and conditions hereof and of the applicable Financing Agreements), the Company shall give the parties hereto and the Depositary a substitute Funding Notice specifying such new Funding Date for such Aircraft. Upon receipt of any such substitute Funding Notice, each Pass Through Trustee shall comply with its obligations under Section 7.01 of the applicable Trust Supplement and thereafter the financing of such Aircraft, as specified in such substitute Funding Notice, shall take
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place on the re-scheduled Funding Date therefor (all on and subject to the terms and conditions hereof and of the applicable Financing Agreements) unless further postponed as provided herein.
     (g) [Intentionally Omitted.]
     (h) [Intentionally Omitted.]
     (i) No Liability for Failure to Purchase Equipment Notes. The Company shall have no liability for the failure of any Pass Through Trustee to purchase Equipment Notes with respect to any Aircraft.
     (j) Withdrawals Limited to Available Deposits. Anything herein to the contrary notwithstanding, the Company shall not have the right, and shall not be entitled, at any time to request the issuance of Series A Equipment Notes or Series B Equipment Notes in respect of the Aircraft to the Class A Pass Through Trustee or the Class B Pass Through Trustee, respectively, in an aggregate principal amount in excess of the amount of the Deposits then available for withdrawal by the Escrow Agent under and in accordance with the provisions of the applicable Deposit Agreement.
     (k) Notice of Event of Loss. In the case of any Aircraft, if, prior to the date on which such Aircraft is subjected to a financing in the manner provided herein, an event has occurred and is continuing that constitutes an Event of Loss (as defined in (i) if at the time of the occurrence of such event such Aircraft was subject to an Existing Financing, the indenture and security agreement to which such Aircraft was then subject in connection with such Existing Financing or (ii) if at the time of the occurrence of such event such Aircraft was not subject to an Existing Financing, the form of the Indenture annexed hereto, as such form is modified from time to time in accordance with the terms hereof) with respect to such Aircraft or that would constitute such an Event of Loss but for the requirement that notice be given or time elapse or both, the Company will as promptly as practicable (and, in any event, within 15 days after the occurrence of the relevant Event of Loss) give notice of such event to each Pass Through Trustee and the Subordination Agent and instruct each Pass Through Trustee, and each Pass Through Trustee agrees, to execute and deliver to the applicable Escrow Agent a duly completed Withdrawal Certificate (as defined in the applicable Escrow and Paying Agent Agreement) together with a relevant Notice of Event of Loss Withdrawal (as defined in the applicable Escrow and Paying Agent Agreement).
          SECTION 2. Conditions Precedent. The obligation of each of the Pass Through Trustees to enter into, and to cause the Subordination Agent to enter into, a Participation Agreement relating to any Aircraft as directed pursuant to a Funding Notice and to perform its obligations thereunder is subject to satisfaction of the following conditions:
     (a) no Triggering Event shall have occurred;
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     (b) subject to Section 1(d)(iv) and the last paragraph of Section 1(d), the Company shall have delivered a certificate to each Pass Through Trustee and each Liquidity Provider stating that (i) such Participation Agreement and the other Financing Agreements to be entered into pursuant to such Participation Agreement comply with the Required Terms and (ii) if any substantive modifications of such Financing Agreements from the forms of Financing Agreements attached to this Note Purchase Agreement have been made, (x) such substantive modifications do not materially and adversely affect the holders of the Class A Certificates, the holders of the Class B Certificates, or any Liquidity Provider and (y) if required pursuant to Section 1(d)(ii), the Company has obtained from each Rating Agency a Rating Agency Confirmation with respect to each Class of Certificates then rated by such Rating Agency with respect to such modifications, and such certification shall be true and correct;
     (c) such Pass Through Trustee shall not have received any notice pursuant to Section 1(k) of a relevant event with respect to such Aircraft; and
     (d) such Pass Through Trustee shall have received evidence that the lien of the applicable Existing Financing has been terminated with respect to such Aircraft and the filing of a release with the FAA and the filing of Uniform Commercial Code termination statements, and, if applicable, the registration of a discharge of any International Interest (as defined in the Indenture Form) registered on the International Registry (as defined in the Indenture Form), in each case with respect to such lien.
Anything herein to the contrary notwithstanding, the obligation of each Pass Through Trustee to purchase Equipment Notes hereunder shall terminate on the Cut-Off Date.
          SECTION 3. Representations and Warranties.
     (a) Representations and Warranties of the Company. The Company represents and warrants that:
     (i) Due Incorporation; Good Standing; Corporate Power; Etc. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is a Citizen of the United States and has the full corporate power, authority and legal right under the laws of the State of Delaware to execute and deliver this Note Purchase Agreement and each Financing Agreement to which it will be a party and to carry out the obligations of the Company under this Note Purchase Agreement and each Financing Agreement to which it will be a party;
     (ii) Authorization; No Conflicts. The execution and delivery by the Company of this Note Purchase Agreement and the performance by the Company of its obligations under this Note Purchase Agreement have been duly authorized by the Company and will not violate its Certificate of Incorporation or by-laws or
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the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and
     (iii) Enforceability. This Note Purchase Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.
     (b) Representations and Warranties of U.S. Bank. U.S. Bank represents and warrants that:
     (i) Due Incorporation; Good Standing; Corporate Power; Etc. U.S. Bank is a national banking association duly organized and validly existing in good standing under the laws of the United States and is a Citizen of the United States and has the full corporate power, authority and legal right under the laws of the United States and of the state of the United States in which it is located and pertaining to its banking, trust and fiduciary powers to execute and deliver this Note Purchase Agreement and each Financing Agreement to which it will be a party and to carry out the obligations of U.S. Bank, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, under this Note Purchase Agreement and each Financing Agreement to which it will be a party;
     (ii) Due Authorization; No Conflicts. The execution and delivery by U.S. Bank, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, of this Note Purchase Agreement and the performance by U.S. Bank, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, of its obligations under this Note Purchase Agreement have been duly authorized by U.S. Bank, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and
     (iii) Enforceability. This Note Purchase Agreement constitutes the legal, valid and binding obligations of U.S. Bank, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.
     (c) Representations and Warranties of the Pass Through Trustee. Each Pass Through Trustee hereby confirms to each of the other parties hereto that its
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representations and warranties set forth in Section 7.15 of the Basic Pass Through Trust Agreement and Section 7.04 of the applicable Trust Supplement are true and correct as of the date hereof.
     (d) Representations and Warranties of the Subordination Agent. The Subordination Agent represents and warrants that:
     (i) Due Incorporation; Good Standing; Corporate Power; Etc. The Subordination Agent is a national banking association duly organized and validly existing in good standing under the laws of the United States, and has the full corporate power, authority and legal right under the laws of the United States and of the state of the United States in which it is located and pertaining to its banking, trust and fiduciary powers to execute and deliver this Note Purchase Agreement and each Financing Agreement to which it is or will be a party and to perform its obligations under this Note Purchase Agreement and each Financing Agreement to which it is or will be a party;
     (ii) Due Authorization; Enforceability. This Note Purchase Agreement has been duly authorized, executed and delivered by the Subordination Agent; this Note Purchase Agreement constitutes the legal, valid and binding obligations of the Subordination Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;
     (iii) Compliance with Laws; No Conflicts. None of the execution, delivery and performance by the Subordination Agent of this Note Purchase Agreement contravenes any law, rule or regulation of the state of the United States in which it is located or any United States governmental authority or agency regulating the Subordination Agent’s banking, trust or fiduciary powers or any judgment or order applicable to or binding on the Subordination Agent or contravenes the Subordination Agent’s articles of association or by-laws or results in any breach of, or constitute a default under, any agreement or instrument to which the Subordination Agent is a party or by which it or any of its properties may be bound;
     (iv) No Governmental Consents. Neither the execution and delivery by the Subordination Agent of this Note Purchase Agreement nor the consummation by the Subordination Agent of any of the transactions contemplated hereby requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency of the state of the United States in which it is located or any federal governmental authority or agency regulating the Subordination Agent’s banking, trust or fiduciary powers;
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     (v) Certain Tax Matters. There are no Taxes payable by the Subordination Agent imposed by any state of the United States in which it is located or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the Subordination Agent of this Note Purchase Agreement or the Intercreditor Agreement (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Liquidity Facilities), and there are no Taxes payable by the Subordination Agent imposed by any state of the United States in which it is located or any political subdivision thereof in connection with the acquisition, possession or ownership by the Subordination Agent of any of the Equipment Notes (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Liquidity Facilities); and
     (vi) No Proceedings. There are no pending or threatened actions or proceedings against the Subordination Agent before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Subordination Agent to perform its obligations under this Note Purchase Agreement.
     (e) Representations and Warranties of the Escrow Agent. The Escrow Agent represents and warrants that:
     (i) Due Incorporation; Good Standing; Corporate Power; Etc. The Escrow Agent is a national banking association duly incorporated, validly existing and in good standing under the laws of the United States and has the full corporate power, authority and legal right under the laws of the United States and of the state of the United States in which it is located and pertaining to its banking, trust and fiduciary powers to execute and deliver this Note Purchase Agreement, each Deposit Agreement and each Escrow and Paying Agent Agreement (collectively, the “Escrow Agent Agreements”) and to carry out the obligations of the Escrow Agent under each of the Escrow Agent Agreements;
     (ii) Due Authorization; No Conflicts. The execution and delivery by the Escrow Agent of each of the Escrow Agent Agreements and the performance by the Escrow Agent of its obligations hereunder and thereunder have been duly authorized by the Escrow Agent and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and
     (iii) Enforceability. Each of the Escrow Agent Agreements constitutes the legal, valid and binding obligations of the Escrow Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable
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bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.
     (f) Representations and Warranties of the Paying Agent. The Paying Agent represents and warrants that:
     (i) Due Incorporation; Good Standing; Corporate Power; Etc. The Paying Agent is a national banking association duly organized and validly existing in good standing under the laws of the United States, and has the full corporate power, authority and legal right under the laws of the United States and of the state in which it is located and pertaining to its banking, trust and fiduciary powers to execute and deliver this Note Purchase Agreement and each Escrow and Paying Agent Agreement (collectively, the “Paying Agent Agreements”) and to carry out the obligations of the Paying Agent under each of the Paying Agent Agreements;
     (ii) Due Authorization; No Conflicts. The execution and delivery by the Paying Agent of each of the Paying Agent Agreements and the performance by the Paying Agent of its obligations hereunder and thereunder have been duly authorized by the Paying Agent and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and
     (iii) Enforceability. Each of the Paying Agent Agreements constitutes the legal, valid and binding obligations of the Paying Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.
          SECTION 4. Covenants.
     (a) Covenants of the Company.
     (i) Maintenance of Corporate Existence. Subject to, and except as contemplated by, Section 4(a)(iii) of this Note Purchase Agreement, the Company shall at all times maintain its corporate existence.
     (ii) Maintenance of Status as Certificated Air Carrier; Section 1110. The Company shall, for as long as and to the extent required under Section 1110 in order that the Loan Trustee shall be entitled to any of the benefits of Section 1110 with respect to the Aircraft, remain a Certificated Air Carrier.
     (iii) Merger, Consolidation, Acquisition of the Company. The Company shall not consolidate with or merge into any other Person or convey, transfer or
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lease substantially all of its assets as an entirety to any Person, unless the Person formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety shall execute and deliver to the Pass Through Trustees, the Subordination Agent, the Escrow Agent and the Paying Agent an agreement containing the express assumption by such successor Person of the due and punctual performance and observance of each covenant and condition of this Note Purchase Agreement to be performed or observed by the Company. Upon any such consolidation or merger, or any conveyance, transfer or lease of substantially all of the assets of the Company as an entirety, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Note Purchase Agreement with the same effect as if such successor Person had been named as the Company herein.
     (iv) Notice of Occurrence of Cut-Off Date. The Company agrees to provide written notice to each of the parties hereto of the occurrence of the Cut-Off Date no later than one Business Day after the date thereof.
     (v) Refinancing of Equipment Notes; Additional Series Equipment Notes. The Company shall not (A) redeem any Series B Equipment Notes (or any Additional Series Equipment Notes) and issue new Equipment Notes with the same Series designation as that of the redeemed Equipment Notes, or (B) issue any Additional Series Equipment Notes, in each case, under any Indenture, unless the Company shall have obtained a Rating Agency Confirmation with respect to any Class of Certificates then rated by such Rating Agency that will remain outstanding in connection with such issuance or such redemption and issuance, as applicable; and any such issuance or redemption and issuance, as applicable, shall be subject to the terms of Section 8.01(c) or 8.01(d), as applicable, of the Intercreditor Agreement. If any such new Equipment Notes or Additional Series Equipment Notes are to be so issued, the pass through trustee of the pass through trust that acquires such new Equipment Notes or the Additional Series Pass Through Trustee, as applicable, shall execute and deliver an instrument by which such pass through trustee or Additional Series Pass Through Trustee, as applicable, becomes a party hereto, and each of the parties hereto agrees, at the Company’s request, to enter into any amendments to this Note Purchase Agreement (including, without limitation, any modifications of the Indenture Form and the Participation Agreement Form) and any other Operative Agreements as may be necessary or desirable to give effect to such issuance or redemption and issuance of any such new Equipment Notes or Additional Series Equipment Notes, as applicable, and the issuance of pass through certificates by any pass through trust that acquires any such new Equipment Notes or Additional Series Equipment Notes, as applicable, and to make changes relating to any of the foregoing (including, without limitation, to provide for any prefunding mechanism in connection therewith) and to provide
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for any credit support for any pass through certificates relating to any such new Equipment Notes or Additional Series Equipment Notes (including, without limitation, to provide for payment of fees, interest, expenses, reimbursement of advances and other obligations arising from such credit support).
     (vi) Certain Reports to Subordination Agent. Promptly after the occurrence of a Triggering Event or an Indenture Event of Default resulting from the failure of the Company to make payments on any Equipment Note and on every Regular Distribution Date while the Triggering Event or such Indenture Event of Default shall be continuing, the Company shall, at the Subordination Agent’s request from time to time but in any event no more frequently than once every three months, provide to the Subordination Agent a statement setting forth the following information with respect to each Aircraft then subject to the lien of an Indenture: (A) whether the Aircraft are currently in service or parked in storage, (B) the maintenance status of the Aircraft, and (C) the location of the Engines (as defined in the respective Indentures to which such Aircraft are subject). As used in this Section 4(a)(vi), the terms “Triggering Event”, “Indenture Event of Default” and “Regular Distribution Date” have the respective meanings set forth in the Intercreditor Agreement.
     (b) Covenants by U.S. Bank.
     (i) Status as Citizen of the United States. U.S. Bank, in its individual capacity, covenants with each of the other parties to this Note Purchase Agreement that it will, immediately upon obtaining knowledge of any facts that would cast doubt upon its continuing status as a Citizen of the United States and promptly upon public disclosure of negotiations in respect of any transaction which would or might adversely affect such status, notify in writing all parties hereto of all relevant matters in connection therewith. Upon U.S. Bank giving any such notice, U.S. Bank shall, subject to Section 8.01 of any Indenture then entered into, resign as Loan Trustee in respect of such Indenture.
     (ii) Situs of Activity. Except with the consent of the Company, which shall not be unreasonably withheld: (A) U.S. Bank will act as Pass Through Trustee solely through its offices within the State of Delaware, except for such services as may be performed for it by independent agents in the ordinary course of business, but not directly by it, in other states; and (B) U.S. Bank will act as Subordination Agent solely through its offices within the Commonwealth of Massachusetts, except for such services as may be performed by it by independent agents acting in the ordinary course of business, but not directly by it, in other states.
     (c) [Intentionally Omitted].
     (d) Covenants by the Pass Through Trustees.
Note Purchase Agreement
2009-1 EETC

     (i) Tax Forms of the Pass Through Trustees. On or prior to the date this Note Purchase Agreement is executed, each Pass Through Trustee shall have provided a completed and executed copy of IRS Form W-9 to each of the Company, the Subordination Agent, the Liquidity Providers, the Escrow Agent, the Paying Agent and the Depositary.
     (ii) Tax Forms of Additional Series Pass Through Trustee. If any new Equipment Notes or Additional Series Equipment Notes shall be issued under any Indenture as provided in Section 4(a)(v), on or prior to the date such new Equipment Notes or Additional Series Equipment Notes, as applicable, shall have been so issued, the pass through trustee of the pass through trust that acquires such new Equipment Notes or the Additional Series Pass Through Trustee, as applicable, shall have provided a completed and executed copy of IRS Form W-9 to each of the Company and the Subordination Agent and, if a liquidity facility shall have been provided with respect to the Additional Series Pass Through Trust, to the provider of such liquidity facility and, if such Additional Series Equipment Notes or such New Equipment Notes shall be issued on or prior to the Delivery Period Termination Date, to the Escrow Agent, the Paying Agent and the Depositary.
          SECTION 5. Depositary Downgrade and Replacement of Depositary.
     (a) Depositary Downgrade and Option to Replace. If (1) the Depositary’s Short-Term Rating issued by a Rating Agency is downgraded below P-1 by Moody’s or A-1+ by Standard & Poor’s, as applicable (each such minimum rating, a “Depositary Threshold Rating”), or (2) the Company, in its sole discretion, gives written notice to the Depositary of the Company’s election that the Depositary be replaced, the Company shall, within 30 days after such event occurring, cause the Depositary to be replaced with a depositary bank meeting the terms and on the conditions set forth in Section 5(c) (a “Replacement Depositary”).
     (b) [Intentionally Omitted.]
     (c) Terms and Preconditions for Replacement of Depositary.
     (i) Minimum Credit Ratings; Confirmation from Ratings Agency. Any Replacement Depositary may either be (x) one that meets the Depositary Threshold Ratings or (y) one that does not meet the Depositary Threshold Ratings, so long as, in the case of either of the immediately preceding clauses (x) and (y), the Company shall have obtained a Rating Agency Confirmation with respect to each Class of Certificates then rated by such Rating Agency in connection with the replacement of the Depositary with such Replacement Depositary.
     (ii) Certain Fees and Expenses. The Company shall pay all fees, expenses and other amounts then owing to the replaced Depositary. The Company shall also
Note Purchase Agreement
2009-1 EETC

pay (x) any up-front fee of the Replacement Depositary and (y) all out-of-pocket expenses (including reasonable fees and expenses of legal counsel) of the parties hereto (including, without limitation, all amounts payable to the Rating Agencies) incurred in connection with such replacement.
     (iii) Replacement Deposit Agreements; Opinions and Other Closing Requirements. The Company shall cause the Replacement Depositary to enter into a Replacement Deposit Agreement for each of the Class A Certificates and the Class B Certificates with the Escrow Agent (and the Escrow Agent agrees to enter into any such Replacement Deposit Agreement upon request of the Company) and shall cause the Replacement Depositary to deliver to the Company and each Rating Agency legal opinions and other closing documentation substantially similar in scope and substance as those that were delivered by the Depositary being replaced in connection with the execution and delivery of the Deposit Agreement being replaced.
     (d) Withdrawal Certificate and Notice of Replacement Withdrawal. Upon satisfaction of the conditions set forth in Section 5(c), the Company shall instruct each Pass Through Trustee, and each Pass Through Trustee agrees, to execute and deliver to the Escrow Agent a duly completed Withdrawal Certificate (as defined in the Escrow and Paying Agent Agreements) together with a Notice of Replacement Withdrawal (as defined in the Escrow and Paying Agent Agreements).
     (e) Amendments to Documents. Each of the parties hereto agrees, at the Company’s request, to enter into any amendments to this Note Purchase Agreement, the Escrow and Paying Agent Agreements and any other Operative Agreements as may be necessary or desirable to give effect to the replacement of the Depositary with the Replacement Depositary and the replacement of the Deposit Agreements with the Replacement Deposit Agreements.
     (f) Effect of Replacement. Until the execution and delivery of the Replacement Deposit Agreements, the Deposit Agreements with the Depositary being replaced shall remain in full force and effect. Upon the execution and delivery of the Replacement Deposit Agreements, the Replacement Depositary shall be deemed to be the Depositary under the Deposit Agreements with all of the rights and obligations of the Depositary hereunder and under the other Operative Agreements and the Replacement Deposit Agreements shall be deemed to be the Deposit Agreements hereunder and under the other Operative Agreements.
          SECTION 6. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents or waivers required or permitted by the terms and provisions of this Note Purchase Agreement shall be in English and in writing, and given by United States registered or certified mail, return receipt requested, overnight courier service or facsimile, and any such notice shall be effective when received (or, if delivered by facsimile, upon completion of transmission and confirmation by the
Note Purchase Agreement
2009-1 EETC

sender (by a telephone call to a representative of the recipient or by machine confirmation) that such transmission was received) to the relevant party hereto at the address or facsimile number set forth below the signature of such party at the foot of this Note Purchase Agreement or to such other address or facsimile number as such party may hereafter specify by notice to the other parties.
          SECTION 7. Expenses. (a) Payments in Respect of Certain Liquidity Provider Fees. The Company agrees to pay to the Subordination Agent when due an amount or amounts equal to the fees payable to the applicable Liquidity Provider under Section 2.03 of each Liquidity Facility and under the related Fee Letter (as defined in the Intercreditor Agreement) multiplied by a fraction the numerator of which shall be the then outstanding aggregate amount of the Deposits under the Deposit Agreements pertaining to the Class A Pass Through Trust and the Class B Pass Through Trust and the denominator of which shall be the sum of (i) the then outstanding aggregate principal amount of the Series A Equipment Notes and Series B Equipment Notes issued under all of the Indentures and (ii) the then outstanding aggregate amount of the Deposits under the Deposit Agreements pertaining to the Class A Pass Through Trust and Class B Pass Through Trust.
     (b) Certain Other Expenses. So long as no Equipment Notes have been issued in respect of any Aircraft, the Company agrees to pay:
     (i) Under the Liquidity Facilities. To the Subordination Agent when due (A) the amount equal to interest on any Downgrade Advance (other than any Applied Downgrade Advance) payable under Section 3.07 of each Liquidity Facility minus Investment Earnings while such Downgrade Advance shall be outstanding and (B) any other amounts owed to the applicable Liquidity Provider by the Subordination Agent as borrower under each Liquidity Facility (other than amounts due as repayment of advances thereunder or as interest on such advances, except to the extent payable pursuant to clause (A) of this sentence);
     (ii) Under the Pass Through Trust Agreements. All compensation and reimbursement of expenses, disbursements and advances payable by the Company under the Pass Through Trust Agreements;
     (iii) Under the Intercreditor Agreement. All compensation and reimbursement of expenses and disbursements payable to the Subordination Agent under the Intercreditor Agreement except with respect to any income or franchise taxes incurred by the Subordination Agent in connection with the transactions contemplated by the Intercreditor Agreement; and
     (iv) Escrow Agent and Paying Agent. In the event the Company requests any amendment to any Operative Agreement, all reasonable fees and expenses (including, without limitation, fees and disbursements of counsel) of the Escrow Agent and/or the Paying Agent in connection therewith.
Note Purchase Agreement
2009-1 EETC

For purposes of this Section 7(b), the terms “Applied Downgrade Advance”, “Downgrade Advance” and “Investment Earnings” shall have the meanings specified in each Liquidity Facility.
          SECTION 8. Further Assurances. Each party hereto shall duly execute, acknowledge and deliver, or shall cause to be executed, acknowledged and delivered, all such further agreements, instruments, certificates or documents, and shall do and cause to be done such further acts and things, in any case, as any other party hereto shall reasonably request in connection with its administration of, or to carry out more effectually the purposes of, or to better assure and confirm unto it the rights and benefits to be provided under, this Note Purchase Agreement.
          SECTION 9. Miscellaneous.
     (a) Survival of Representations and Covenants. Provided that the transactions contemplated hereby have been consummated, and except as otherwise provided for herein, the representations, warranties and agreements herein of the Company, the Subordination Agent, the Escrow Agent, the Paying Agent and each Pass Through Trustee, and the Company’s, the Subordination Agent’s, the Escrow Agent’s, the Paying Agent’s and each Pass Through Trustee’s obligations under any and all thereof, shall survive the expiration or other termination of this Note Purchase Agreement and the other agreements referred to herein.
     (b) Counterparts; Amendments; Effect of Headings; Successors and Assigns. This Note Purchase Agreement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Note Purchase Agreement, including a signature page executed by each of the parties hereto, shall be an original counterpart of this Note Purchase Agreement, but all of such counterparts together shall constitute one instrument. Neither this Note Purchase Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought. The Table of Contents to this Note Purchase Agreement and the headings of the various Sections and Subsections of this Note Purchase Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof. The terms of this Note Purchase Agreement shall be binding upon, and shall inure to the benefit of, the Company and its successors and permitted assigns, the Pass Through Trustee and its successors as Pass Through Trustee (and any additional trustee appointed) under any of the Pass Through Trust Agreements, the Escrow Agent and its successors as Escrow Agent under the Escrow and Paying Agent Agreements, the Paying Agent and its successors as Paying Agent under the Escrow and Paying Agent Agreements and the Subordination Agent and its successors as Subordination Agent under the Intercreditor Agreement.
Note Purchase Agreement
2009-1 EETC

     (c) Benefits of Agreement. This Note Purchase Agreement is not intended to, and shall not, provide any Person not a party hereto (other than the Underwriters, each of the beneficiaries of Section 7 hereof, and the Depositary as a beneficiary of Section 5(c)(ii) hereof) with any rights of any nature whatsoever against any of the parties hereto, and no Person not a party hereto (other than the Underwriters, each of the beneficiaries of Section 7 hereof, and the Depositary as a beneficiary of Section 5(c)(ii) hereof) shall have any right, power or privilege in respect of, or have any benefit or interest arising out of, this Note Purchase Agreement. To the extent that this Note Purchase Agreement expressly confers upon, gives or grants any right, power, privilege, benefit, interest, remedy or claim to any of the beneficiaries of Section 7 hereof (including, but not limited to, rights, powers, privileges, benefits, interests, remedies and claims under Section 7) or to the Depositary with respect to Section 5(c)(ii) hereof, each such party is hereby recognized as a third party beneficiary hereunder and may enforce any such right, power, privilege, benefit, interest, remedy or claim.
          SECTION 10. Governing Law. THIS NOTE PURCHASE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS NOTE PURCHASE AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK.
[Signature Pages Follow.]
Note Purchase Agreement
2009-1 EETC

          IN WITNESS WHEREOF, the parties hereto have caused this Note Purchase Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

DELTA AIR LINES, INC.

By:	/s/ Paul A. Jacobson

Name: Paul A. Jacobson
Title: Senior Vice President and Treasurer
	Address:	1030 Delta Boulevard
Atlanta, Georgia 30354
Ref.: Delta Air Lines 2009-1 EETC
Attention: Treasurer
Telephone: (404) 715-6583
Facsimile: (404) 773-7345
Signature Page
Note Purchase Agreement
2009-1 EETC

U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Pass Through Trustee

By:	/s/ Alison D.B. Nadeau

Name: Alison D.B. Nadeau
Title: Vice President
	Address:	300 Delaware Avenue, 9th Floor Mail Code EX-DE-WDAW Wilmington, Delaware 19801 Attention: Corporate Trust Services Ref.: Delta Air Lines 2009-1 EETC Telephone: (302) 576-3703 Facsimile: (302) 576-3717

U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Subordination Agent

By:	/s/ Alison D.B. Nadeau

Name: Alison D.B. Nadeau
Title: Vice President
	Address:	One Federal Street, 3rd Floor Mail Code EX-MA-FED Boston, Massachusetts 02110 Attention: Corporate Trust Services Ref.: Delta Air Lines 2009-1 EETC Telephone: (617) 603-6553 Facsimile: (617) 603-6683
Signature Page
Note Purchase Agreement
2009-1 EETC

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Escrow Agent

By:	/s/ Alison D.B. Nadeau

Name: Alison D.B. Nadeau
Title: Vice President
	Address:	One Federal Street, 3rd Floor Boston, Massachusetts 02110 Attention: Corporate Trust Services Ref.: Delta Air Lines 2009-1 EETC Telephone: (617) 603-6553 Facsimile: (617) 603-6683

U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Paying Agent

By:	/s/ Alison D.B. Nadeau

Name: Alison D.B. Nadeau
Title: Vice President
	Address:	One Federal Street, 3rd Floor Mail Code EX-MA-FED Boston, Massachusetts 02110 Attention: Corporate Trust Services Ref.: Delta Air Lines 2009-1 EETC Telephone: (617) 603-6553 Facsimile: (617) 603-6683
Signature Page
Note Purchase Agreement
2009-1 EETC

SCHEDULE I to
NOTE PURCHASE AGREEMENT
AIRCRAFT
Part One — 2000-1 Aircraft and Existing Financings

	U.S.		Airframe Model (including			Engine Model
	Registration	Airframe	generic manufacturer and	Airframe		(including generic
No.	No.	Manufacturer	model)	MSN	Engine Manufacturer	manufacturer and model)	Existing Financing
1.	N376DA	Boeing	737-832 (BOEING 737-800)	29624	CFM International, Inc.	CFM56-7B24 (CFM CFM56-7)	2000-1 EETC
2.	N378DA	Boeing	737-832 (BOEING 737-800)	30265	CFM International, Inc.	CFM56-7B24 (CFM CFM56-7)	2000-1 EETC
3.	N380DA	Boeing	737-832 (BOEING 737-800)	30266	CFM International, Inc.	CFM56-7B24 (CFM CFM56-7)	2000-1 EETC
4.	N382DA	Boeing	737-832 (BOEING 737-800)	30345	CFM International, Inc.	CFM56-7B24 (CFM CFM56-7)	2000-1 EETC
5.	N384DA	Boeing	737-832 (BOEING 737-800)	30347	CFM International, Inc.	CFM56-7B24 (CFM CFM56-7)	2000-1 EETC
6.	N386DA	Boeing	737-832 (BOEING 737-800)	30373	CFM International, Inc.	CFM56-7B24 (CFM CFM56-7)	2000-1 EETC
7.	N388DA	Boeing	737-832 (BOEING 737-800)	30375	CFM International, Inc.	CFM56-7B24 (CFM CFM56-7)	2000-1 EETC
8.	N390DA	Boeing	737-832 (BOEING 737-800)	30536	CFM International, Inc.	CFM56-7B24 (CFM CFM56-7)	2000-1 EETC
9.	N392DA	Boeing	737-832 (BOEING 737-800)	30561	CFM International, Inc.	CFM56-7B24 (CFM CFM56-7)	2000-1 EETC
10.	N394DA	Boeing	737-832 (BOEING 737-800)	30562	CFM International, Inc.	CFM56-7B24 (CFM CFM56-7)	2000-1 EETC
11.	N696DL	Boeing	757-232 (BOEING 757-200)	29728	Pratt & Whitney	PW2037 (PRATT & WHITNEY PW2037)	2000-1 EETC
12.	N698DL	Boeing	757-232 (BOEING 757-200)	29911	Pratt & Whitney	PW2037 (PRATT & WHITNEY PW2037)	2000-1 EETC
13.	N6700	Boeing	757-232 (BOEING 757-200)	30337	Pratt & Whitney	PW2037 (PRATT & WHITNEY PW2037)	2000-1 EETC
Note Purchase Agreement
2009-1 EETC

SCHEDULE I to
NOTE PURCHASE AGREEMENT
(Cont’d)

	U.S.		Airframe Model (including			Engine Model
	Registration	Airframe	generic manufacturer and	Airframe		(including generic
No.	No.	Manufacturer	model)	MSN	Engine Manufacturer	manufacturer and model)	Existing Financing
14.	N6702	Boeing	757-232 (BOEING 757-200)	30188	Pratt & Whitney	PW2037 (PRATT & WHITNEY PW2037)	2000-1 EETC
15.	N6704Z	Boeing	757-232 (BOEING 757-200)	30396	Pratt & Whitney	PW2037 (PRATT & WHITNEY PW2037)	2000-1 EETC
16.	N6706Q	Boeing	757-232 (BOEING 757-200)	30422	Pratt & Whitney	PW2037 (PRATT & WHITNEY PW2037)	2000-1 EETC
17.	N6708D	Boeing	757-232 (BOEING 757-200)	30480	Pratt & Whitney	PW2037 (PRATT & WHITNEY PW2037)	2000-1 EETC
18.	N6710E	Boeing	757-232 (BOEING 757-200)	30482	Pratt & Whitney	PW2037 (PRATT & WHITNEY PW2037)	2000-1 EETC
19.	N6712B	Boeing	757-232 (BOEING 757-200)	30484	Pratt & Whitney	PW2037 (PRATT & WHITNEY PW2037)	2000-1 EETC
20.	N1602	Boeing	767-332ER (BOEING 767-300)	29694	General Electric	CF6-80C2B6F (GE CF6-80C2)	2000-1 EETC
21.	N1604R	Boeing	767-332ER (BOEING 767-300)	30180	General Electric	CF6-80C2B6F (GE CF6-80C2)	2000-1 EETC
22.	N16065	Boeing	767-332ER (BOEING 767-300)	30199	General Electric	CF6-80C2B6F (GE CF6-80C2)	2000-1 EETC
Note Purchase Agreement
2009-1 EETC

Sch. I - 2

SCHEDULE I to
NOTE PURCHASE AGREEMENT
(Cont’d)
Part Two — 2009 Aircraft and Existing Financings

	U.S.		Airframe Model			Engine Model
	Registration	Airframe	(including generic	Airframe		(including generic
No.	No.	Manufacturer	manufacturer and model)	MSN	Engine Manufacturer	manufacturer and model)	Existing Financing
1.	N705DN	Boeing	777-232LR (BOEING 777-200)	29742	General Electric	GE90-110B1L2 (GE GE90-110B)	2009 Mortgage Financing
2.	N706DN	Boeing	777-232LR (BOEING 777-200)	30440	General Electric	GE90-110B1L2 (GE GE90-110B)	2009 Mortgage Financing
3.	N707DN	Boeing	777-232LR (BOEING 777-200)	39091	General Electric	GE90-110B1L2 (GE GE90-110B)	2009 Mortgage Financing
4.	N306DQ	Boeing	737-732 (BOEING 737-700)	29633	CFM International, Inc.	CFM56-7B24 (CFM CFM56-7)	2009 Mortgage Financing
5.	N307DQ	Boeing	737-732 (BOEING 737-700)	29679	CFM International, Inc.	CFM56-7B24 (CFM CFM56-7)	2009 Mortgage Financing
Note Purchase Agreement
2009-1 EETC

Sch. I - 3

SCHEDULE II to
NOTE PURCHASE AGREEMENT
TRUST SUPPLEMENTS
Trust Supplement No. 2009-1A, dated as of the Issuance Date, between the Company and the Pass Through Trustee in respect of the Delta Air Lines Pass Through Trust, Series 2009-1A.
Trust Supplement No. 2009-1B, dated as of the Issuance Date, between the Company and the Pass Through Trustee in respect of the Delta Air Lines Pass Through Trust, Series 2009-1B.
Note Purchase Agreement
2009-1 EETC

SCHEDULE III to
NOTE PURCHASE AGREEMENT
REQUIRED TERMS
Equipment Notes

Obligor:	The Company
Maximum Principal Amount:
The original principal amount and amortization schedule of the Series A Equipment Notes and the Series B Equipment Notes issued with respect to an Aircraft shall be as set forth in the following tables:
PRINCIPAL AMOUNTS OF EQUIPMENT NOTES

Aircraft	Series A	Series B	Total
N306DQ	$21,371,000	$4,663,000	$26,034,000
N307DQ	21,376,000	4,664,000	26,040,000
N376DA	12,262,000	2,498,000	14,760,000
N378DA	12,659,000	2,579,000	15,238,000
N380DA	12,685,000	2,584,000	15,269,000
N382DA	13,261,000	2,702,000	15,963,000
N384DA	13,308,000	2,711,000	16,019,000
N386DA	13,325,000	2,715,000	16,040,000
N388DA	13,247,000	2,699,000	15,946,000
N390DA	13,798,000	2,811,000	16,609,000
N392DA	13,477,000	2,746,000	16,223,000
N394DA	14,000,000	2,852,000	16,852,000
N696DL	10,367,000	2,112,000	12,479,000
N698DL	10,649,000	2,170,000	12,819,000
N6700	10,820,000	2,205,000	13,025,000
N6702	10,764,000	2,193,000	12,957,000
N6704Z	11,009,000	2,243,000	13,252,000
N6706Q	11,016,000	2,244,000	13,260,000
N6708D	11,155,000	2,273,000	13,428,000
N6710E	11,301,000	2,302,000	13,603,000
N6712B	11,418,000	2,326,000	13,744,000
N1602	18,740,000	3,818,000	22,558,000
N1604R	19,136,000	3,899,000	23,035,000
N16065	19,415,000	3,955,000	23,370,000
N705DN	79,425,000	17,329,000	96,754,000
N706DN	79,423,000	17,329,000	96,752,000
N707DN	79,389,000	17,322,000	96,711,000

	$568,796,000	$119,944,000	$688,740,000

Note Purchase Agreement
2009-1 EETC

AMORTIZATION SCHEDULES
Series A Equipment Notes
Boeing 737-732
N306DQ

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2010	3.3406789107%
December 17, 2010	1.5182092555
June 17, 2011	2.3850879697
December 17, 2011	4.7448723972
June 17, 2012	4.6380355154
December 17, 2012	4.5311985401
June 17, 2013	4.4243615647
December 17, 2013	4.3175246830
June 17, 2014	4.2106877076
December 17, 2014	4.1038507323
June 17, 2015	3.9970138038
December 17, 2015	3.8901768752
June 17, 2016	4.0738614478
December 17, 2016	3.9557784849
June 17, 2017	3.8376955688
December 17, 2017	3.7196126059
June 17, 2018	3.6015296898
December 17, 2018	3.4834467269
June 17, 2019	3.3653638108
December 17, 2019	27.8610137102
Series B Equipment Notes
Boeing 737-732
N306DQ

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2010	9.75937508%
December 17, 2010	9.49223140
June 17, 2011	21.15350204
December 17, 2011	24.41779863
June 17, 2012	0.57984238
December 17, 2012	0.57984216
June 17, 2013	0.57984216
December 17, 2013	0.57984216
June 17, 2014	0.57984216
December 17, 2014	0.57984216
June 17, 2015	0.57984216
December 17, 2015	0.57984216
June 17, 2016	0.57984238
December 17, 2016	29.95851297
Note Purchase Agreement
2009-1 EETC

Sch. III-2

Series A Equipment Notes
Boeing 737-732
N307DQ

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2010	3.3400749906%
December 17, 2010	1.5182187500
June 17, 2011	2.3851028256
December 17, 2011	4.7449020865
June 17, 2012	4.6380644648
December 17, 2012	4.5312268432
June 17, 2013	4.4243892683
December 17, 2013	4.3175515999
June 17, 2014	4.2107140251
December 17, 2014	4.1038764034
June 17, 2015	3.9970387818
December 17, 2015	3.8902011602
June 17, 2016	4.0738868825
December 17, 2016	3.9558032373
June 17, 2017	3.8377194985
December 17, 2017	3.7196358533
June 17, 2018	3.6015522081
December 17, 2018	3.4834685161
June 17, 2019	3.3653847773
December 17, 2019	27.8611878275
Series B Equipment Notes
Boeing 737-732
N307DQ

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2010	9.75705124%
December 17, 2010	9.49247577
June 17, 2011	21.15404674
December 17, 2011	24.41842753
June 17, 2012	0.57985720
December 17, 2012	0.57985720
June 17, 2013	0.57985699
December 17, 2013	0.57985720
June 17, 2014	0.57985699
December 17, 2014	0.57985720
June 17, 2015	0.57985720
December 17, 2015	0.57985699
June 17, 2016	0.57985720
December 17, 2016	29.95928452
Note Purchase Agreement
2009-1 EETC

Sch. III-3

Series A Equipment Notes
Boeing 737-832
N376DA

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	5.9533518186%
December 17, 2011	6.8539130648
June 17, 2012	6.6203284130
December 17, 2012	6.3946354591
June 17, 2013	6.1689424237
December 17, 2013	5.9432494699
June 17, 2014	6.2441733812
December 17, 2014	5.9432494699
June 17, 2015	5.5005438754
December 17, 2015	5.2111938509
June 17, 2016	4.9218438265
December 17, 2016	4.6324938835
June 17, 2017	4.3431437775
December 17, 2017	4.0537937531
June 17, 2018	3.7644438101
December 17, 2018	3.4750937041
June 17, 2019	3.1503961018
December 17, 2019	10.8252099168
Series B Equipment Notes
Boeing 737-832
N376DA

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	20.10586069%
December 17, 2011	3.65027462
June 17, 2012	3.56505404
December 17, 2012	3.47983347
June 17, 2013	3.39461329
December 17, 2013	3.30939271
June 17, 2014	3.77810528
December 17, 2014	3.66447758
June 17, 2015	4.24681745
December 17, 2015	4.07637670
June 17, 2016	3.90593555
December 17, 2016	42.82325861
Note Purchase Agreement
2009-1 EETC

Sch. III-4

Series A Equipment Notes
Boeing 737-832
N378DA

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	5.9088395608%
December 17, 2011	6.8007355241
June 17, 2012	6.5789414646
December 17, 2012	6.3584183585
June 17, 2013	6.1378951734
December 17, 2013	5.9173719093
June 17, 2014	5.6968488032
December 17, 2014	5.9541258393
June 17, 2015	5.5159067067
December 17, 2015	5.2331846117
June 17, 2016	4.9504626748
December 17, 2016	4.6677405798
June 17, 2017	4.3850186429
December 17, 2017	4.1022965479
June 17, 2018	3.8195745320
December 17, 2018	3.5368525160
June 17, 2019	3.2541305000
December 17, 2019	11.1816560550
Series B Equipment Notes
Boeing 737-832
N378DA

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	20.06625087%
December 17, 2011	3.60812059
June 17, 2012	3.52485653
December 17, 2012	3.44159170
June 17, 2013	3.35832765
December 17, 2013	3.27506359
June 17, 2014	3.19179876
December 17, 2014	3.63587553
June 17, 2015	4.23260295
December 17, 2015	4.06607445
June 17, 2016	3.89954595
December 17, 2016	43.69989143
Note Purchase Agreement
2009-1 EETC

Sch. III-5

Series A Equipment Notes
Boeing 737-832
N380DA

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	5.8573117856%
December 17, 2011	6.7582171857
June 17, 2012	6.5394628301
December 17, 2012	6.3238762318
June 17, 2013	6.1082894758
December 17, 2013	5.8927028774
June 17, 2014	5.6771161214
December 17, 2014	5.4615294442
June 17, 2015	5.5306276705
December 17, 2015	5.2542346078
June 17, 2016	4.9778413086
December 17, 2016	4.7014481671
June 17, 2017	4.4250550256
December 17, 2017	4.1486617264
June 17, 2018	3.8722686638
December 17, 2018	3.5958753646
June 17, 2019	3.3194822231
December 17, 2019	11.5559992905
Series B Equipment Notes
Boeing 737-832
N380DA

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	20.01489667%
December 17, 2011	3.56846169
June 17, 2012	3.48705186
December 17, 2012	3.40564241
June 17, 2013	3.32423259
December 17, 2013	3.24282237
June 17, 2014	3.16141293
December 17, 2014	3.08000348
June 17, 2015	4.21973994
December 17, 2015	4.05692028
June 17, 2016	3.89410101
December 17, 2016	44.54471478
Note Purchase Agreement
2009-1 EETC

Sch. III-6

Series A Equipment Notes
Boeing 737-832
N382DA

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	5.8592866300%
December 17, 2011	6.7565284669
June 17, 2012	6.5394414448
December 17, 2012	6.3238555162
June 17, 2013	6.1082695121
December 17, 2013	5.8926835080
June 17, 2014	5.6770975040
December 17, 2014	5.4615115753
June 17, 2015	5.5306096071
December 17, 2015	5.2542174044
June 17, 2016	4.9778250509
December 17, 2016	4.7014327728
June 17, 2017	4.4250404947
December 17, 2017	4.1486481412
June 17, 2018	3.8722559385
December 17, 2018	3.5958636604
June 17, 2019	3.3194713068
December 17, 2019	11.5559614660
Series B Equipment Notes
Boeing 737-832
N382DA

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	20.03486825%
December 17, 2011	3.56757069
June 17, 2012	3.48618135
December 17, 2012	3.40479201
June 17, 2013	3.32340229
December 17, 2013	3.24201295
June 17, 2014	3.16062361
December 17, 2014	3.07923427
June 17, 2015	4.21868616
December 17, 2015	4.05590748
June 17, 2016	3.89312842
December 17, 2016	44.53359252
Note Purchase Agreement
2009-1 EETC

Sch. III-7

Series A Equipment Notes
Boeing 737-832
N384DA

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	5.8536218816%
December 17, 2011	6.7619660355
June 17, 2012	6.5394584460
December 17, 2012	6.3238719567
June 17, 2013	6.1082853922
December 17, 2013	5.8926988278
June 17, 2014	5.6771122633
December 17, 2014	5.4615257740
June 17, 2015	5.5306239856
December 17, 2015	5.2542310640
June 17, 2016	4.9778379922
December 17, 2016	4.7014449955
June 17, 2017	4.4250519988
December 17, 2017	4.1486589270
June 17, 2018	3.8722660054
December 17, 2018	3.5958730087
June 17, 2019	3.3194799369
December 17, 2019	11.5559915089
Series B Equipment Notes
Boeing 737-832
N384DA

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	20.01765548%
December 17, 2011	3.56833862
June 17, 2012	3.48693176
December 17, 2012	3.40552490
June 17, 2013	3.32411767
December 17, 2013	3.24271081
June 17, 2014	3.16130395
December 17, 2014	3.07989709
June 17, 2015	4.21959425
December 17, 2015	4.05678052
June 17, 2016	3.89396643
December 17, 2016	44.54317853
Note Purchase Agreement
2009-1 EETC

Sch. III-8

Series A Equipment Notes
Boeing 737-832
N386DA

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	5.8536585366%
December 17, 2011	6.7615590994
June 17, 2012	6.5394862289
December 17, 2012	6.3238986867
June 17, 2013	6.1083112946
December 17, 2013	5.8927237523
June 17, 2014	5.6771363602
December 17, 2014	5.4615488931
June 17, 2015	5.5306475047
December 17, 2015	5.2542532083
June 17, 2016	4.9778591370
December 17, 2016	4.7014649156
June 17, 2017	4.4250706942
December 17, 2017	4.1486766229
June 17, 2018	3.8722823265
December 17, 2018	3.5958882552
June 17, 2019	3.3194940338
December 17, 2019	11.5560404503
Series B Equipment Notes
Boeing 737-832
N386DA

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	20.03313333%
December 17, 2011	3.56764825
June 17, 2012	3.48625709
December 17, 2012	3.40486556
June 17, 2013	3.32347440
December 17, 2013	3.24208361
June 17, 2014	3.16069208
December 17, 2014	3.07930055
June 17, 2015	4.21877790
December 17, 2015	4.05599558
June 17, 2016	3.89321289
December 17, 2016	44.53455875
Note Purchase Agreement
2009-1 EETC

Sch. III-9

Series A Equipment Notes
Boeing 737-832
N388DA

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	5.8579300974%
December 17, 2011	6.7621362573
June 17, 2012	6.5391233487
December 17, 2012	6.3235478221
June 17, 2013	6.1079722956
December 17, 2013	5.8923968446
June 17, 2014	5.6768213935
December 17, 2014	5.4612457915
June 17, 2015	5.5303406054
December 17, 2015	5.2539617272
June 17, 2016	4.9775828489
December 17, 2016	4.7012040462
June 17, 2017	4.4248252435
December 17, 2017	4.1484463652
June 17, 2018	3.8720674870
December 17, 2018	3.5956887597
June 17, 2019	3.3193098060
December 17, 2019	11.5553992602
Series B Equipment Notes
Boeing 737-832
N388DA

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	20.03439089%
December 17, 2011	3.56759207
June 17, 2012	3.48620230
December 17, 2012	3.40481215
June 17, 2013	3.32342238
December 17, 2013	3.24203223
June 17, 2014	3.16064246
December 17, 2014	3.07925232
June 17, 2015	4.21871137
December 17, 2015	4.05593183
June 17, 2016	3.89315191
December 17, 2016	44.53385810
Note Purchase Agreement
2009-1 EETC

Sch. III-10

Series A Equipment Notes
Boeing 737-832
N390DA

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	5.8124365850%
December 17, 2011	6.7188380200
June 17, 2012	6.5012913466
December 17, 2012	6.2904386868
June 17, 2013	6.0795859545
December 17, 2013	5.8687332947
June 17, 2014	5.6578806349
December 17, 2014	5.4470279026
June 17, 2015	5.0874969561
December 17, 2015	5.2740205827
June 17, 2016	5.0036966227
December 17, 2016	4.7333725902
June 17, 2017	4.4630487027
December 17, 2017	4.1927246702
June 17, 2018	3.9224007102
December 17, 2018	3.6520768227
June 17, 2019	3.3817527903
December 17, 2019	11.9131771271
Series B Equipment Notes
Boeing 737-832
N390DA

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	19.98762611%
December 17, 2011	3.52956741
June 17, 2012	3.44995304
December 17, 2012	3.37033867
June 17, 2013	3.29072465
December 17, 2013	3.21111028
June 17, 2014	3.13149591
December 17, 2014	3.05188154
June 17, 2015	3.70206510
December 17, 2015	4.04706012
June 17, 2016	3.88783209
December 17, 2016	45.34034507
Note Purchase Agreement
2009-1 EETC

Sch. III-11

Series A Equipment Notes
Boeing 737-832
N392DA

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	5.8098983453%
December 17, 2011	6.7176801959
June 17, 2012	6.5015660755
December 17, 2012	6.2907044594
June 17, 2013	6.0798428434
December 17, 2013	5.8689813015
June 17, 2014	5.6581196854
December 17, 2014	5.4472580693
June 17, 2015	5.0877119537
December 17, 2015	5.2742434518
June 17, 2016	5.0039080656
December 17, 2016	4.7335726052
June 17, 2017	4.4632372932
December 17, 2017	4.1929018328
June 17, 2018	3.9225664465
December 17, 2018	3.6522311345
June 17, 2019	3.3818956741
December 17, 2019	11.9136805669
Series B Equipment Notes
Boeing 737-832
N392DA

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	19.99577786%
December 17, 2011	3.52920757
June 17, 2012	3.44960160
December 17, 2012	3.36999563
June 17, 2013	3.29038929
December 17, 2013	3.21078296
June 17, 2014	3.13117698
December 17, 2014	3.05157065
June 17, 2015	3.70168791
December 17, 2015	4.04664785
June 17, 2016	3.88743591
December 17, 2016	45.33572578
Note Purchase Agreement
2009-1 EETC

Sch. III-12

Series A Equipment Notes
Boeing 737-832
N394DA

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	5.8142857143%
December 17, 2011	6.7151428571
June 17, 2012	6.5014285714
December 17, 2012	6.2905714286
June 17, 2013	6.0797142857
December 17, 2013	5.8688571429
June 17, 2014	5.6580000000
December 17, 2014	5.4471428571
June 17, 2015	5.0876044286
December 17, 2015	5.2741318571
June 17, 2016	5.0038021429
December 17, 2016	4.7334725714
June 17, 2017	4.4631428571
December 17, 2017	4.1928131429
June 17, 2018	3.9224835714
December 17, 2018	3.6521538571
June 17, 2019	3.3818241429
December 17, 2019	11.9134285714
Series B Equipment Notes
Boeing 737-832
N394DA

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	19.98165919%
December 17, 2011	3.52983065
June 17, 2012	3.45021038
December 17, 2012	3.37059011
June 17, 2013	3.29096985
December 17, 2013	3.21134993
June 17, 2014	3.13172931
December 17, 2014	3.05210905
June 17, 2015	3.70234116
December 17, 2015	4.04736220
June 17, 2016	3.88812167
December 17, 2016	45.34372651
Note Purchase Agreement
2009-1 EETC

Sch. III-13

Series A Equipment Notes
Boeing 757-232
N696DL

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	5.9609351789%
December 17, 2011	6.8460438893
June 17, 2012	6.6203501495
December 17, 2012	6.3946564098
June 17, 2013	6.1689626700
December 17, 2013	5.9432689303
June 17, 2014	6.2441938844
December 17, 2014	5.9432689303
June 17, 2015	5.5005618790
December 17, 2015	5.2112109578
June 17, 2016	4.9218599402
December 17, 2016	4.6325090190
June 17, 2017	4.3431580978
December 17, 2017	4.0538070802
June 17, 2018	3.7644560625
December 17, 2018	3.4751051413
June 17, 2019	3.1504063856
December 17, 2019	10.8252453940
Series B Equipment Notes
Boeing 757-232
N696DL

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	20.10738210%
December 17, 2011	3.65020502
June 17, 2012	3.56498627
December 17, 2012	3.47976705
June 17, 2013	3.39454877
December 17, 2013	3.30932955
June 17, 2014	3.77803314
December 17, 2014	3.66440814
June 17, 2015	4.24673674
December 17, 2015	4.07629877
June 17, 2016	3.90586127
December 17, 2016	42.82244318
Note Purchase Agreement
2009-1 EETC

Sch. III-14

Series A Equipment Notes
Boeing 757-232
N698DL

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	5.9162321345%
December 17, 2011	6.7990223495
June 17, 2012	6.5785133815
December 17, 2012	6.3580046953
June 17, 2013	6.1374957273
December 17, 2013	5.9169869471
June 17, 2014	5.6964781670
December 17, 2014	5.9537384731
June 17, 2015	5.5155477510
December 17, 2015	5.2328442107
June 17, 2016	4.9501405766
December 17, 2016	4.6674368485
June 17, 2017	4.3847333083
December 17, 2017	4.1020296741
June 17, 2018	3.8193260400
December 17, 2018	3.5366224059
June 17, 2019	3.2539187717
December 17, 2019	11.1809285379
Series B Equipment Notes
Boeing 757-232
N698DL

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	20.08966313%
December 17, 2011	3.60706406
June 17, 2012	3.52382396
December 17, 2012	3.44058387
June 17, 2013	3.35734378
December 17, 2013	3.27410415
June 17, 2014	3.19086406
December 17, 2014	3.63481060
June 17, 2015	4.23136313
December 17, 2015	4.06488341
June 17, 2016	3.89840369
December 17, 2016	43.68709217
Note Purchase Agreement
2009-1 EETC

Sch. III-15

Series A Equipment Notes
Boeing 757-232
N6700

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	5.8605703327%
December 17, 2011	6.7550430684
June 17, 2012	6.5394565619
December 17, 2012	6.3238700555
June 17, 2013	6.1082836414
December 17, 2013	5.8926971349
June 17, 2014	5.6771106285
December 17, 2014	5.4615241220
June 17, 2015	5.5306224584
December 17, 2015	5.2542294824
June 17, 2016	4.9778365065
December 17, 2016	4.7014436229
June 17, 2017	4.4250507394
December 17, 2017	4.1486577634
June 17, 2018	3.8722647874
December 17, 2018	3.5958719963
June 17, 2019	3.3194790203
December 17, 2019	11.5559880776
Series B Equipment Notes
Boeing 757-232
N6700

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	20.04798821%
December 17, 2011	3.56698549
June 17, 2012	3.48560952
December 17, 2012	3.40423311
June 17, 2013	3.32285714
December 17, 2013	3.24148118
June 17, 2014	3.16010476
December 17, 2014	3.07872880
June 17, 2015	4.21799410
December 17, 2015	4.05524218
June 17, 2016	3.89248980
December 17, 2016	44.52628571
Note Purchase Agreement
2009-1 EETC

Sch. III-16

Series A Equipment Notes
Boeing 757-232
N6702

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	5.8680469156%
December 17, 2011	6.7545065961
June 17, 2012	6.5389371981
December 17, 2012	6.3233678001
June 17, 2013	6.1077984950
December 17, 2013	5.8922290970
June 17, 2014	5.6766597919
December 17, 2014	5.4610903939
June 17, 2015	5.5301832033
December 17, 2015	5.2538121516
June 17, 2016	4.9774411929
December 17, 2016	4.7010702341
June 17, 2017	4.4246992754
December 17, 2017	4.1483283166
June 17, 2018	3.8719572650
December 17, 2018	3.5955863991
June 17, 2019	3.3192153475
December 17, 2019	11.5550703270
Series B Equipment Notes
Boeing 757-232
N6702

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	20.03290971%
December 17, 2011	3.56765846
June 17, 2012	3.48626676
December 17, 2012	3.40487506
June 17, 2013	3.32348381
December 17, 2013	3.24209257
June 17, 2014	3.16070087
December 17, 2014	3.07930917
June 17, 2015	4.21878979
December 17, 2015	4.05600684
June 17, 2016	3.89322389
December 17, 2016	44.53468308
Note Purchase Agreement
2009-1 EETC

Sch. III-17

Series A Equipment Notes
Boeing 757-232
N6704Z

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	5.8163651558%
December 17, 2011	6.7123410846
June 17, 2012	6.5014822418
December 17, 2012	6.2906233990
June 17, 2013	6.0797644654
December 17, 2013	5.8689056227
June 17, 2014	5.6580467799
December 17, 2014	5.4471878463
June 17, 2015	5.0876463802
December 17, 2015	5.2741754019
June 17, 2016	5.0038434917
December 17, 2016	4.7335116723
June 17, 2017	4.4631796712
December 17, 2017	4.1928478518
June 17, 2018	3.9225158507
December 17, 2018	3.6521840312
June 17, 2019	3.3818521210
December 17, 2019	11.9135269325
Series B Equipment Notes
Boeing 757-232
N6704Z

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	19.99203745%
December 17, 2011	3.52937272
June 17, 2012	3.44976282
December 17, 2012	3.37015292
June 17, 2013	3.29054347
December 17, 2013	3.21093313
June 17, 2014	3.13132323
December 17, 2014	3.05171333
June 17, 2015	3.70186090
December 17, 2015	4.04683727
June 17, 2016	3.88761748
December 17, 2016	45.33784530
Note Purchase Agreement
2009-1 EETC

Sch. III-18

Series A Equipment Notes
Boeing 757-232
N6706Q

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	5.8142866739%
December 17, 2011	6.7124892883
June 17, 2012	6.5016257262
December 17, 2012	6.2907621641
June 17, 2013	6.0798986928
December 17, 2013	5.8690351307
June 17, 2014	5.6581715686
December 17, 2014	5.4473080065
June 17, 2015	5.0877587146
December 17, 2015	5.2742918482
June 17, 2016	5.0039538853
December 17, 2016	4.7336161038
June 17, 2017	4.4632782317
December 17, 2017	4.1929402687
June 17, 2018	3.9226024873
December 17, 2018	3.6522646151
June 17, 2019	3.3819267429
December 17, 2019	11.9137898511
Series B Equipment Notes
Boeing 757-232
N6706Q

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	19.97507576%
December 17, 2011	3.53012121
June 17, 2012	3.45049421
December 17, 2012	3.37086720
June 17, 2013	3.29124064
December 17, 2013	3.21161408
June 17, 2014	3.13198708
December 17, 2014	3.05236007
June 17, 2015	3.70264572
December 17, 2015	4.04769519
June 17, 2016	3.88844162
December 17, 2016	45.34745722
Note Purchase Agreement
2009-1 EETC

Sch. III-19

Series A Equipment Notes
Boeing 757-232
N6708D

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	5.8172364859%
December 17, 2011	6.7122789780
June 17, 2012	6.5014221425
December 17, 2012	6.2905652174
June 17, 2013	6.0797082026
December 17, 2013	5.8688512775
June 17, 2014	5.6579944420
December 17, 2014	5.4471374272
June 17, 2015	5.0875993725
December 17, 2015	5.2741265800
June 17, 2016	5.0037972210
December 17, 2016	4.7334678619
June 17, 2017	4.4631384133
December 17, 2017	4.1928089646
June 17, 2018	3.9224796952
December 17, 2018	3.6521501569
June 17, 2019	3.3818207978
December 17, 2019	11.9134167638
Series B Equipment Notes
Boeing 757-232
N6708D

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	20.00170436%
December 17, 2011	3.52894633
June 17, 2012	3.44934624
December 17, 2012	3.36974571
June 17, 2013	3.29014562
December 17, 2013	3.21054509
June 17, 2014	3.13094501
December 17, 2014	3.05134448
June 17, 2015	3.70141355
December 17, 2015	4.04634844
June 17, 2016	3.88714782
December 17, 2016	45.33236736
Note Purchase Agreement
2009-1 EETC

Sch. III-20

Series A Equipment Notes
Boeing 757-232
N6710E

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	5.8180853022%
December 17, 2011	6.7122185647
June 17, 2012	6.5013635077
December 17, 2012	6.2905084506
June 17, 2013	6.0796534820
December 17, 2013	5.8687984249
June 17, 2014	5.6579433678
December 17, 2014	5.4470883108
June 17, 2015	5.0875534908
December 17, 2015	5.2740791080
June 17, 2016	5.0037521458
December 17, 2016	4.7334251836
June 17, 2017	4.4630981329
December 17, 2017	4.1927712592
June 17, 2018	3.9224442970
December 17, 2018	3.6521172463
June 17, 2019	3.3817903725
December 17, 2019	11.9133093532
Series B Equipment Notes
Boeing 757-232
N6710E

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	19.97637185%
December 17, 2011	3.53006386
June 17, 2012	3.45043831
December 17, 2012	3.37081321
June 17, 2013	3.29118723
December 17, 2013	3.21156169
June 17, 2014	3.13193658
December 17, 2014	3.05231060
June 17, 2015	3.70258601
December 17, 2015	4.04762945
June 17, 2016	3.88837880
December 17, 2016	45.34672242
Note Purchase Agreement
2009-1 EETC

Sch. III-21

Series A Equipment Notes
Boeing 757-232
N6712B

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	5.7699090909%
December 17, 2011	6.6717655456
June 17, 2012	6.4654223156
December 17, 2012	6.2590789981
June 17, 2013	6.0527357681
December 17, 2013	5.8463925381
June 17, 2014	5.6400492205
December 17, 2014	5.4337059905
June 17, 2015	5.0778961289
December 17, 2015	4.8794890524
June 17, 2016	5.0289557716
December 17, 2016	4.7644130321
June 17, 2017	4.4998704677
December 17, 2017	4.2353278157
June 17, 2018	3.9707850762
December 17, 2018	3.7062425118
June 17, 2019	3.4416998599
December 17, 2019	12.2562608163
Series B Equipment Notes
Boeing 757-232
N6712B

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	19.94119475%
December 17, 2011	3.49323904
June 17, 2012	3.41532287
December 17, 2012	3.33740671
June 17, 2013	3.25949097
December 17, 2013	3.18157438
June 17, 2014	3.10365864
December 17, 2014	3.02574248
June 17, 2015	3.68153611
December 17, 2015	3.56466208
June 17, 2016	3.88281943
December 17, 2016	46.11335254
Note Purchase Agreement
2009-1 EETC

Sch. III-22

Series A Equipment Notes
Boeing 767-332ER
N1602

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	5.9617865847%
December 17, 2011	6.8459819366
June 17, 2012	6.6202902244
December 17, 2012	6.3945985122
June 17, 2013	6.1689068000
December 17, 2013	5.9432150878
June 17, 2014	6.2441373708
December 17, 2014	5.9432150878
June 17, 2015	5.5005121139
December 17, 2015	5.2111637650
June 17, 2016	4.9218154160
December 17, 2016	4.6324670670
June 17, 2017	4.3431187180
December 17, 2017	4.0537703691
June 17, 2018	3.7644220201
December 17, 2018	3.4750736711
June 17, 2019	3.1503779022
December 17, 2019	10.8251473530
Series B Equipment Notes
Boeing 767-332ER
N1602

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	20.11280033%
December 17, 2011	3.64995739
June 17, 2012	3.56474438
December 17, 2012	3.47953136
June 17, 2013	3.39431835
December 17, 2013	3.30910534
June 17, 2014	3.77777691
December 17, 2014	3.66415956
June 17, 2015	4.24644848
December 17, 2015	4.07602245
June 17, 2016	3.90559643
December 17, 2016	42.81953903
Note Purchase Agreement
2009-1 EETC

Sch. III-23

Series A Equipment Notes
Boeing 767-332ER
N1604R

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	5.9092351634%
December 17, 2011	6.7995279276
June 17, 2012	6.5790026976
December 17, 2012	6.3584774675
June 17, 2013	6.1379522374
December 17, 2013	5.9174270073
June 17, 2014	5.6969017772
December 17, 2014	5.9541812123
June 17, 2015	5.5159579987
December 17, 2015	5.2332333447
June 17, 2016	4.9505086908
December 17, 2016	4.6677840368
June 17, 2017	4.3850593829
December 17, 2017	4.1023347289
June 17, 2018	3.8196100749
December 17, 2018	3.5368854210
June 17, 2019	3.2541607670
December 17, 2019	11.1817600640
Series B Equipment Notes
Boeing 767-332ER
N1604R

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	20.07473374%
December 17, 2011	3.60773771
June 17, 2012	3.52448223
December 17, 2012	3.44122674
June 17, 2013	3.35797126
December 17, 2013	3.27471577
June 17, 2014	3.19146028
December 17, 2014	3.63548954
June 17, 2015	4.23215386
December 17, 2015	4.06564288
June 17, 2016	3.89913191
December 17, 2016	43.69525407
Note Purchase Agreement
2009-1 EETC

Sch. III-24

Series A Equipment Notes
Boeing 767-332ER
N16065

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	5.9100590070%
December 17, 2011	6.7994683921
June 17, 2012	6.5789450929
December 17, 2012	6.3584217937
June 17, 2013	6.1378984945
December 17, 2013	5.9173751953
June 17, 2014	5.6968518961
December 17, 2014	5.9541290785
June 17, 2015	5.5159097018
December 17, 2015	5.2331875234
June 17, 2016	4.9504653449
December 17, 2016	4.6677431665
June 17, 2017	4.3850209880
December 17, 2017	4.1022988095
June 17, 2018	3.8195766311
December 17, 2018	3.5368544526
June 17, 2019	3.2541322741
December 17, 2019	11.1816621583
Series B Equipment Notes
Boeing 767-332ER
N16065

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2011	20.05832034%
December 17, 2011	3.60847860
June 17, 2012	3.52520601
December 17, 2012	3.44193343
June 17, 2013	3.35866085
December 17, 2013	3.27538826
June 17, 2014	3.19211568
December 17, 2014	3.63623612
June 17, 2015	4.23302297
December 17, 2015	4.06647780
June 17, 2016	3.89993264
December 17, 2016	43.70422730
Note Purchase Agreement
2009-1 EETC

Sch. III-25

Series A Equipment Notes
Boeing 777-200LR
N705DN

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2010	3.3140668052%
December 17, 2010	1.4951433050
June 17, 2011	2.3626955744
December 17, 2011	4.7253911615
June 17, 2012	4.6201773749
December 17, 2012	4.5149635883
June 17, 2013	4.4097497891
December 17, 2013	4.3045360151
June 17, 2014	4.1993222159
December 17, 2014	4.0941084419
June 17, 2015	3.9888946427
December 17, 2015	3.8836808562
June 17, 2016	4.0701123072
December 17, 2016	3.9538233931
June 17, 2017	3.8375344539
December 17, 2017	3.7212455398
June 17, 2018	3.6049566257
December 17, 2018	3.4886676865
June 17, 2019	3.3723787724
December 17, 2019	28.0385514511
Series B Equipment Notes
Boeing 777-200LR
N705DN

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2010	9.72948081%
December 17, 2010	9.47544342
June 17, 2011	21.15054337
December 17, 2011	24.42887766
June 17, 2012	0.57106463
December 17, 2012	0.57106469
June 17, 2013	0.57106469
December 17, 2013	0.57106469
June 17, 2014	0.57106463
December 17, 2014	0.57106469
June 17, 2015	0.57106469
December 17, 2015	0.57106463
June 17, 2016	0.57106469
December 17, 2016	30.07607271
Note Purchase Agreement
2009-1 EETC

Sch. III-26

Series A Equipment Notes
Boeing 777-200LR
N706DN

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2010	3.3136407464%
December 17, 2010	1.4951498936
June 17, 2011	2.3627059920
December 17, 2011	4.7254119839
June 17, 2012	4.6201977261
December 17, 2012	4.5149834809
June 17, 2013	4.4097692356
December 17, 2013	4.3045549778
June 17, 2014	4.1993407199
December 17, 2014	4.0941264747
June 17, 2015	3.9889122295
December 17, 2015	3.8836979716
June 17, 2016	4.0701302394
December 17, 2016	3.9538408144
June 17, 2017	3.8375513768
December 17, 2017	3.7212619266
June 17, 2018	3.6049725017
December 17, 2018	3.4886830641
June 17, 2019	3.3723936391
December 17, 2019	28.0386750060
Series B Equipment Notes
Boeing 777-200LR
N706DN

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2010	9.73135611%
December 17, 2010	9.47524658
June 17, 2011	21.15010405
December 17, 2011	24.42837007
June 17, 2012	0.57105286
December 17, 2012	0.57105280
June 17, 2013	0.57105280
December 17, 2013	0.57105280
June 17, 2014	0.57105280
December 17, 2014	0.57105280
June 17, 2015	0.57105280
December 17, 2015	0.57105280
June 17, 2016	0.57105280
December 17, 2016	30.07544792
Note Purchase Agreement
2009-1 EETC

Sch. III-27

Series A Equipment Notes
Boeing 777-200LR
N707DN

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2010	3.3137626749%
December 17, 2010	1.4951479928
June 17, 2011	2.3627030193
December 17, 2011	4.7254060134
June 17, 2012	4.6201919158
December 17, 2012	4.5149777803
June 17, 2013	4.4097636700
December 17, 2013	4.3045495472
June 17, 2014	4.1993354369
December 17, 2014	4.0941213140
June 17, 2015	3.9889071912
December 17, 2015	3.8836930809
June 17, 2016	4.0701251055
December 17, 2016	3.9538358211
June 17, 2017	3.8375465367
December 17, 2017	3.7212572523
June 17, 2018	3.6049679553
December 17, 2018	3.4886786583
June 17, 2019	3.3723893864
December 17, 2019	28.0386396478
Series B Equipment Notes
Boeing 777-200LR
N707DN

Percentage of Original
Principal Amount to be
Payment Date	Paid
June 17, 2010	9.73364992%
December 17, 2010	9.47500583
June 17, 2011	21.14956656
December 17, 2011	24.42774939
June 17, 2012	0.57103828
December 17, 2012	0.57103828
June 17, 2013	0.57103833
December 17, 2013	0.57103828
June 17, 2014	0.57103828
December 17, 2014	0.57103833
June 17, 2015	0.57103828
December 17, 2015	0.57103833
June 17, 2016	0.57103828
December 17, 2016	30.07468364
Note Purchase Agreement
2009-1 EETC

Sch. III-28

Indenture for Each Aircraft
Debt Rate (as such term is defined in clause (i) of the definition of “Debt Rate” in the form of Indenture and Security Agreement included as Exhibit C of the Note Purchase Agreement (as such form may be amended, supplemented or otherwise modified from time to time in accordance with terms of the Note Purchase Agreement, the “Indenture Form”)) (x) for Series A (computed on the basis of a 360-day year consisting of twelve 30-day months, payable semi-annually in arrears): 7.75% and (y) for Series B (computed on the basis of a 360-day year consisting of twelve 30-day months, payable semi-annually in arrears): 9.75%.

Past Due Rate:	The lesser of (a) with respect to (i) any payment made to a Noteholder (as such term is defined in the Indenture Form) under any Series of Equipment Notes relating to such Aircraft, the Debt Rate then applicable to such Series plus 1% and (ii) any other payment made under any Operative Document (as such term is defined in the Indenture Form) to any other Person, the Debt Rate (as such term is defined in clause (ii) of the definition of “Debt Rate” in the Indenture Form) plus 1% (computed on the basis of a year of 360 days comprised of twelve 30-day months) and (b) the maximum rate permitted by applicable law.

Payment Dates:	June 17 and December 17 commencing with (a) in the case of each Indenture with respect to a 2009 Aircraft, June 17, 2010 and (b) in the case of each Indenture with respect to a 2000-1 Aircraft, the first such date to occur after the issuance of the Equipment Notes with respect to such 2000-1 Aircraft.

Make-Whole Amount:	As provided in Article II of the Indenture Form.

Redemption:	As provided in Article II of the Indenture Form.

All-risk hull insurance:	Not less than 110% of the unpaid principal amount of the Equipment Notes relating to such Aircraft, subject to the Company’s right to self-insure on terms no more favorable to the Company in any material respect than those set forth in Section 7.06 of the Indenture Form.
Participation Agreement for Each Aircraft
The applicable Loan Trustee, the Subordination Agent, the Liquidity Providers, the Pass Through Trustees and the Escrow Agent shall be indemnified against Claims (as such term is defined in the Participation Agreement Form referred to below) to the extent set forth in Section 4.02 of the form of the Participation Agreement included as Exhibit B to the Note Purchase
Note Purchase Agreement
2009-1 EETC

Sch. III-29

Agreement (as such form may be amended, supplemented or otherwise modified from time to time in accordance with terms of the Note Purchase Agreement, the “Participation Agreement Form”).
Prohibited Modifications
1.	The parties may not modify in any material adverse respect the Granting Clause of the Indenture Form so as to deprive the Noteholders or the Related Noteholders (as defined in the Indenture Form) of a first priority security interest in and mortgage lien on the Aircraft (as defined in the Indenture Form) or, to the extent assigned thereunder, the Warranty Rights (as defined in the Indenture Form) or to eliminate any of the obligations intended to be secured thereby, or otherwise modify in any material adverse respect as regards the interests of the Noteholders, the Subordination Agent, the Liquidity Providers or the Loan Trustee (as defined in the Indenture Form) the provisions of Article II or Article III, or Sections 7.05(a) or 7.05(b) (insofar as such Sections relate to conditions to “Airframe” and “Engine” replacements), or Sections 4.01, 4.02, 5.02, 9.02, 10.04, 10.11, 10.12 or 10.15 of the Indenture Form or the provisions of the proviso to the second full sentence of Section 7.02(e) of the Indenture Form as regards the rights of the Loan Trustee (as defined in the Indenture Form) thereunder or the definition of “Make-Whole Amount” in Annex A to the Indenture Form.

2.	The parties may not modify in any material adverse respect as regards the interests of the Noteholders, the Subordination Agent, the Liquidity Providers or the Loan Trustee (as defined in the Participation Agreement Form) the provisions of Sections 3.01(d), 3.01(f)(i), 3.01(r), 4.01(g), 4.01(h), 6.01(e), 6.01(f), 6.02(b), 6.02(c), 6.02(f), 7.03, 7.08 or 7.12 of the Participation Agreement Form, or the first sentence of Section 6.02(c) of the Participation Agreement Form, or the provisions of Sections 3.01(g), (h) or (i) of the Participation Agreement Form so as to eliminate the requirement to deliver to the Noteholders or the Loan Trustee (as defined in the Participation Agreement Form), as the case may be, the legal opinions to be provided to such Persons thereunder (recognizing that the lawyers rendering such opinions may be changed) or otherwise modify the terms of the Participation Agreement Form to deprive the Pass Through Trustees, the Subordination Agent, the Liquidity Providers or the Loan Trustee (as defined in the Participation Agreement Form) of any indemnity, or right of reimbursement, for Claims in its favor.

3.	Nothing in the two immediately preceding paragraphs shall prohibit any modification of the Indenture Form or the Participation Agreement Form to give effect to (a) the redemption of any Series B Equipment Notes (or any Additional Series Equipment Notes) and issuance of new Equipment Notes with the same series designation as that of the redeemed Equipment Notes or (b) the issuance of any Additional Series Equipment Notes or the issuance of pass through certificates by any pass through trust that acquires any such new Equipment Notes or Additional Series Equipment Notes, as applicable, or to provide for any credit support for any pass through certificates relating to any such new Equipment Notes or Additional Series Equipment Notes, as applicable, in each case, as provided in Section 4(a)(v) of the Note Purchase Agreement.
Note Purchase Agreement
2009-1 EETC

Sch. III-30

ANNEX A to
NOTE PURCHASE AGREEMENT
DEFINITIONS
     (a) Certain Rules of Construction. Unless the context otherwise requires, the following rules of construction shall apply for all purposes of the Note Purchase Agreement (including this Annex A).
          (i) Singular and Plural. The definitions stated in this Annex A apply equally to both the singular and the plural forms of the terms defined.
          (ii) References to Parts. All references in the Note Purchase Agreement to designated “Sections”, “Subsections”, “Schedules”, “Exhibits”, “Annexes” and other subdivisions are to the designated Section, Subsection, Schedule, Exhibit, Annex or other subdivision of the Note Purchase Agreement, unless otherwise specifically stated.
          (iii) Reference to the Whole. The words “herein”, “hereof” and “hereunder” and other words of similar import refer to the Note Purchase Agreement as a whole and not to any particular Section, Subsection, Schedule, Exhibit, Annex or other subdivision.
          (iv) Reference to Government. All references in the Note Purchase Agreement to a “government” are to such government and any instrumentality or agency thereof.
          (v) Including Without Limitation. Unless the context otherwise requires, whenever the words “including”, “include” or “includes” are used herein, they shall be deemed to be followed by the phrase “without limitation”.
          (vi) Notice and Notify. Whenever the words “notice” or “notify” or similar words are used herein, they mean the provision of formal notice as set forth in Section 6 of the Note Purchase Agreement.
          (vii) Reference to Persons. All references in the Note Purchase Agreement to a Person shall include successors and permitted assigns of such Person.
          (b) Definitions.
          “2000-1 Aircraft” has the meaning set forth in the second recital to the Note Purchase Agreement.
          “2009 Aircraft” has the meaning set forth in the second recital to the Note Purchase Agreement.
Annex A to
Note Purchase Agreement
2009-1 EETC

          “Additional Series Equipment Notes” means Equipment Notes of one (and not more than one at any time) series issued under an Indenture and designated other than as “Series A” or “Series B” issued thereunder, if any, in the principal amount and maturities and bearing interest as specified in Schedule I to such Indenture amended at the time of original issuance of such Additional Series Equipment Notes under the heading for such series.
          “Additional Series Pass Through Certificates” means the pass through certificates issued pursuant to any Additional Series Pass Through Trust Agreement.
          “Additional Series Pass Through Trust” means a grantor trust created to facilitate the issuance and sale of pass through certificates in connection with the issuance of any Additional Series Equipment Notes.
          “Additional Series Pass Through Trust Agreement” means a Trust Supplement entered into in connection with the creation of an Additional Series Pass Through Trust, together with the Basic Pass Through Trust Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.
          “Additional Series Pass Through Trustee” means, with respect to any Additional Series Pass Through Trust, the trustee under the Additional Series Pass Through Trust Agreement for such Additional Series Pass Through Trust, in its capacity as pass through trustee thereunder.
          “Aircraft” has the meaning set forth in the second recital to the Note Purchase Agreement.
          “Bankruptcy Code” means the United States Bankruptcy Code, 11 United States Code §§101 et seq., as amended from time to time, or any successor statutes thereto.
          “Basic Pass Through Trust Agreement” means that certain Pass Through Trust Agreement, dated as of November 16, 2000, between the Company and U.S. Bank (as successor in interest to State Street Bank and Trust Company of Connecticut, National Association), as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms (but does not include any Trust Supplement).
          “Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks are required or authorized to close in New York, New York, Atlanta, Georgia, Boston, Massachusetts, Wilmington, Delaware or, if different from the foregoing, the city and state in which any Loan Trustee, any Pass Through Trustee or the Subordination Agent maintains its Corporate Trust Office or receives and disburses funds.
          “Certificated Air Carrier” means an air carrier holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the United States Code for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo or that otherwise is certified or registered to the extent required to fall within the purview of Section 1110.
Annex A to
Note Purchase Agreement
2009-1 EETC

          “Certificates” has the meaning set forth in the third recital to the Note Purchase Agreement.
          “Citizen of the United States” has the meaning specified for such term in Section 40102(a)(15) of Title 49 of the United States Code or any similar legislation of the United States enacted in substitution or replacement therefor.
          “Class” means the class of Certificates issued by a Pass Through Trust.
          “Class A Certificates” means the Certificates issued by the Class A Pass Through Trust.
          “Class A Liquidity Facility” has the meaning set forth in the Intercreditor Agreement.
          “Class A Liquidity Provider” has the meaning set forth in the Intercreditor Agreement.
          “Class A Pass Through Trust” has the meaning set forth in the third recital to the Note Purchase Agreement.
          “Class A Pass Through Trustee” has the meaning set forth in the fourth recital to the Note Purchase Agreement.
          “Class B Certificates” means the Certificates issued by the Class B Pass Through Trust.
          “Class B Liquidity Facility” has the meaning set forth in the Intercreditor Agreement.
          “Class B Liquidity Provider” has the meaning set forth in the Intercreditor Agreement.
          “Class B Pass Through Trust” has the meaning set forth in the third recital to the Note Purchase Agreement.
          “Class B Pass Through Trustee” has the meaning set forth in the fourth recital to the Note Purchase Agreement.
          “Company” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
          “Corporate Trust Office” has the meaning set forth in Section 1.01 of the Intercreditor Agreement.
          “Cut-Off Date” means the earlier of:
Annex A to
Note Purchase Agreement
2009-1 EETC

          (a) the day after the Delivery Period Termination Date; and
          (b) the date on which a Triggering Event occurs.
          “Delivery Period Termination Date” means the earlier of:
          (a) December 31, 2010; and
          (b) the date on which Equipment Notes issued with respect to all of the Aircraft have been purchased by the Pass Through Trustees in accordance with the Note Purchase Agreement.
          “Deposits” has the meaning set forth in the fifth recital to the Note Purchase Agreement.
          “Deposit Agreements” has the meaning set forth in the fifth recital to the Note Purchase Agreement, subject to Section 5(f) of the Note Purchase Agreement.
          “Depositary” means, subject to Section 5(f) of the Note Purchase Agreement, The Bank of New York Mellon, a New York banking corporation.
          “Depositary Threshold Rating” has the meaning set forth in Section 5(a) of the Note Purchase Agreement.
          “Equipment Notes” means and includes any equipment notes issued under any Indenture in the form specified in Section 2.01 thereof (as such form may be varied pursuant to the terms of the Note Purchase Agreement and of such Indenture) and any Equipment Note issued under any such Indenture in exchange for or replacement of any other Equipment Note.
          “Escrow Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
          “Escrow Agent Agreements” has the meaning set forth in Section 3(e)(i) of the Note Purchase Agreement.
          “Escrow and Paying Agent Agreements” has the meaning set forth in the fifth recital to the Note Purchase Agreement.
          “Existing Financing” has the meaning set forth in the second recital to the Note Purchase Agreement.
          “FAA” means the United States Federal Aviation Administration and any agency or instrumentality of the United States government succeeding to its functions.
Annex A to
Note Purchase Agreement
2009-1 EETC

          “Financing Agreements” means, collectively, with respect to any Aircraft, the Participation Agreement, the Indenture and the Equipment Notes issued under such Indenture, in each case relating to such Aircraft.
          “Funding Date” has the meaning set forth in Section 1(b) of the Note Purchase Agreement.
          “Funding Notice” has the meaning set forth in Section 1(b) of the Note Purchase Agreement.
          “Government Entity” means (a) any federal, state, provincial or similar government, and any body, board, department, commission, court, tribunal, authority, agency or other instrumentality of any such government or otherwise exercising any executive, legislative, judicial, administrative or regulatory functions of such government or (b) any other government entity having jurisdiction over any matter contemplated by the Operative Agreements or relating to the observance or performance of the obligations of any of the parties to the Operative Agreements.
          “holder”, with respect to any Certificate, means the Person in whose name such Certificate is registered in the Register.
          “Indenture” means with respect to an Aircraft, an indenture and security agreement substantially in the form of the Indenture Form to which such Aircraft shall have been subjected, as such agreement may be amended, supplemented or otherwise modified from time to time.
          “Indenture Form” has the meaning set forth on Schedule III to the Note Purchase Agreement.
          “Initial Deposits” has the meaning set forth in the fifth recital to the Note Purchase Agreement.
          “Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the Issuance Date, among the Pass Through Trustees, the Liquidity Providers and the Subordination Agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms; provided that for purposes of any obligations of the Company, no amendment, modification or supplement to, or substitution or replacement of, such Intercreditor Agreement shall be effective unless consented to by the Company.
          “Issuance Date” means the date of the original issuance of the Certificates.
          “Liquidity Facilities” means, collectively, the Class A Liquidity Facility and the Class B Liquidity Facility.
          “Liquidity Providers” means, collectively, the Class A Liquidity Provider and the Class B Liquidity Provider.
Annex A to
Note Purchase Agreement
2009-1 EETC

          “Loan Trustee” means, with respect to any Aircraft, the “Loan Trustee” as defined in the Financing Agreements in respect of such Aircraft.
          “Manufacturer” means The Boeing Company, a Delaware corporation, and its successors and assigns.
          “Moody’s” means Moody’s Investors Service, Inc.
          “Note Purchase Agreement” means the Note Purchase Agreement to which this Annex A is attached.
          “Notice of Purchase Withdrawal” with respect to each Deposit Agreement, has the meaning set forth in Section 2.3(a) of such Deposit Agreement.
          “Operative Agreements” means, collectively, each Pass Through Trust Agreement, the Note Purchase Agreement, each Escrow and Paying Agent Agreement, each Deposit Agreement, each Liquidity Facility, the Intercreditor Agreement, the Certificates and, with respect to each Aircraft in respect of which Equipment Notes shall have been issued, the Financing Agreements.
          “Participation Agreement” means with respect to an Aircraft, a participation agreement substantially in the form of the Participation Agreement Form relating to the financing of such Aircraft, as such agreement may be amended, supplemented or otherwise modified from time to time.
          “Participation Agreement Form” has the meaning set forth on Schedule III to the Note Purchase Agreement.
          “Pass Through Trust” has the meaning set forth in the third recital to the Note Purchase Agreement.
          “Pass Through Trust Agreement” means each of the two separate Trust Supplements referred to in the third recital to the Note Purchase Agreement, each dated as of the Issuance Date, by and between the Company and the Pass Through Trustee, together in each case with the Basic Pass Through Trust Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.
          “Pass Through Trustee” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
          “Paying Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
          “Paying Agent Agreements” has the meaning set forth in Section 3(f)(i) of the Note Purchase Agreement.
Annex A to
Note Purchase Agreement
2009-1 EETC

          “Person” means any individual, firm, partnership, joint venture, trust, trustee, Government Entity, organization, association, corporation, limited liability company, government agency, committee, department, authority and other body, corporate or incorporate, whether having distinct legal status or not, or any member of any of the same.
          “Rating Agencies” means, with respect to any Class of Certificates, collectively, at any time, each nationally recognized rating agency which shall have been requested to rate such Class of Certificates and which shall then be rating such Class of Certificates. The initial Rating Agencies with respect to the Class A Certificates and the Class B Certificates will be Moody’s and Standard & Poor’s.
          “Rating Agency Confirmation” means, in the case of any action or event that, pursuant to the express terms of the Note Purchase Agreement, requires a “Rating Agency Confirmation” with respect to any Class of Certificates in connection therewith, a written confirmation from each of the Rating Agencies then rating such Class of Certificates to the effect that such action or event would not result in (i) a reduction of the rating for such Class of Certificates by such Rating Agency below the then current rating for such Class of Certificates issued by such Rating Agency (before the downgrading of such rating, if any, as a result of the downgrading of the Depositary below the applicable Depositary Threshold Rating, if applicable) or (ii) a withdrawal or suspension of the rating of such Class of Certificates by such Rating Agency.
          “Register” means the register maintained pursuant to Sections 3.04 and 7.12 of the Basic Pass Through Trust Agreement with respect to each Pass Through Trust.
          “Replacement Deposit Agreement” means, for each Class of Certificates, a deposit agreement substantially in the form of the replaced Deposit Agreement for such Class of Certificates as shall permit the Rating Agencies to issue a Rating Agency Confirmation with respect to such Class of Certificates in connection with the replacement of the Depositary with the Replacement Depositary party to such deposit agreement.
          “Replacement Depositary” has the meaning set forth in Section 5(a) of the Note Purchase Agreement.
          “Required Terms” means the provisions set forth on Schedule III to the Note Purchase Agreement.
          “Section 1110” means Section 1110 of the Bankruptcy Code or any successor or analogous Section of the federal bankruptcy law in effect from time to time.
          “Series A Equipment Notes” means Equipment Notes issued under an Indenture and designated as “Series A” thereunder.
          “Series B Equipment Notes” means Equipment Notes issued under an Indenture and designated as “Series B” thereunder.
Annex A to
Note Purchase Agreement
2009-1 EETC

          “Short-Term Rating” means, for any entity, (a) in the case of Moody’s, the short-term unsecured debt rating of such entity, and (b) in the case of Standard & Poor’s, the short-term issuer credit rating of such entity.
          “Standard & Poor’s” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.
          “Subordination Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
          “Taxes” means all license, recording, documentary, registration and other similar fees and all taxes, levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever imposed by any Taxing Authority, together with any penalties, additions to tax, fines or interest thereon or additions thereto.
          “Taxing Authority” means any federal, state or local government or other taxing authority in the United States, any foreign government or any political subdivision or taxing authority thereof, any international taxing authority or any territory or possession of the United States or any taxing authority thereof.
          “Triggering Event” has the meaning assigned to such term in the Intercreditor Agreement.
          “Trust Supplement” means an agreement supplemental to the Basic Pass Through Trust Agreement pursuant to which (a) a separate trust is created for the benefit of the holders of the pass through certificates of a class, (b) the issuance of the pass through certificates of such class representing fractional undivided interests in such trust is authorized and (c) the terms of the pass through certificates of such class are established.
          “Underwriters” has the meaning set forth in the fourth recital to the Note Purchase Agreement.
          “Underwriting Agreement” has the meaning set forth in the fourth recital to the Note Purchase Agreement.
          “United States” means the United States of America.
          “U.S. Bank” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
Annex A to
Note Purchase Agreement
2009-1 EETC

EXHIBIT A to
NOTE PURCHASE AGREEMENT
FORM OF FUNDING NOTICE
FUNDING NOTICE
Dated as of [                    ]
To each of the addressees listed
     in Schedule A hereto
Re: Funding Notice in accordance with Note Purchase Agreement referred to below
Ladies and Gentlemen:
          Reference is made to the Note Purchase Agreement, dated as of November 24, 2009, among Delta Air Lines, Inc. (the “Company”), U.S Bank Trust National Association, as Pass Through Trustee under each of the Pass Through Trust Agreements (as defined therein) (the “Pass Through Trustee”), U.S. Bank Trust National Association, as Subordination Agent (the “Subordination Agent”), U.S. Bank National Association, as Escrow Agent (the “Escrow Agent”), and U.S. Bank Trust National Association, as Paying Agent (the “Paying Agent”) (as in effect from time to time, the “Note Purchase Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Note Purchase Agreement or, to the extent not defined therein, the Intercreditor Agreement.
          Pursuant to Section 1(b) of the Note Purchase Agreement, the undersigned hereby notifies you, in respect of the aircraft described in Schedule B hereto (the “Aircraft”), of the following:
(1)	The Funding Date of the Aircraft shall be [_______];

(2)	The Equipment Notes to be issued in respect of the Aircraft are described in Schedule C hereto, and the aggregate amount of each series of Equipment Notes to be issued, and purchased by the respective Pass Through Trustees referred to below, on the Funding Date, in connection with the financing of such Aircraft is as follows:
(a)	the Class A Pass Through Trustee shall purchase Series A Equipment Notes in the amount of $[_______]; and

(b)	the Class B Pass Through Trustee shall purchase Series B Equipment Notes in the amount of $[_______].
Note Purchase Agreement
2009-1 EETC

          The Company hereby instructs the Class A Pass Through Trustee to (i) execute a Withdrawal Certificate in the form of Annex A hereto dated as of [_______] and attach thereto a Notice of Purchase Withdrawal dated such date completed as set forth on Exhibit A hereto and (ii) deliver such Withdrawal Certificate and Notice of Purchase Withdrawal to the applicable Escrow Agent.
          The Company hereby instructs the Class B Pass Through Trustee to (i) execute a Withdrawal Certificate in the form of Annex A hereto dated as of [_______] and attach thereto a Notice of Purchase Withdrawal dated such date completed as set forth on Exhibit B hereto and (ii) deliver such Withdrawal Certificate and Notice of Purchase Withdrawal to the applicable Escrow Agent.
          The Company hereby instructs each Pass Through Trustee to (i) purchase Equipment Notes of the related series and in an amount set forth opposite such Pass Through Trustee in clause (2) above with a portion of the proceeds of the withdrawals of Deposits referred to in the applicable Notice of Purchase Withdrawal referred to above and (ii) re-deposit with the Depositary the excess, if any, of the amount so withdrawn over the purchase price of such Equipment Notes.
          The Company hereby instructs each Pass Through Trustee to (a) enter into the Participation Agreement (N[___]) dated as of [_______] among the Company and U.S. Bank Trust National Association, as Loan Trustee, Subordination Agent and each Pass Through Trustee, substantially in the form previously provided, (b) perform its obligations thereunder and (c) deliver such certificates, documents and legal opinions relating to such Pass Through Trustee as are required thereby.

Yours faithfully, Delta Air Lines, Inc.
By:
Name:
Title:

Note Purchase Agreement
2009-1 EETC

Schedule A to
Funding Notice
U.S. Bank Trust National Association, as
     Pass Through Trustee
300 Delaware Avenue, 9th Floor
Mail Code EX-DE-WDAW
Wilmington, Delaware 19801
Attention: Corporate Trust Services
Reference: Delta Air Lines 2009-1 EETC
Telephone: (302) 576-3703
Facsimile: (302) 576-3717
U.S. Bank Trust National Association, as
     Subordination Agent and Paying Agent
One Federal Street, 3rd Floor
Mail Code EX-MA-FED
Boston, Massachusetts 02110
Attention: Corporate Trust Services
Reference: Delta Air Lines 2009-1 EETC
Telephone: (617) 603-6553
Facsimile: (617) 603-6683
U.S. Bank National Association, as
     Escrow Agent
One Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention: Corporate Trust Services
Reference: Delta Air Lines 2009-1 EETC
Telephone: (617) 603-6553
Facsimile: (617) 603-6683
The Bank of New York Mellon, as
     Depositary
101 Barclay Street, Floor 8W
New York, New York 10286
Attention: Corporate Finance, Mary Miselis, Vice President
Reference: Delta Air Lines 2009-1 EETC
Telephone: (212) 815-4812
Facsimile: (212) 815-5704
Standard & Poor’s Ratings Services
55 Water Street, 35th Floor
New York, New York 10004
Attention: Betsy Snyder
Note Purchase Agreement
2009-1 EETC

Reference: Delta Air Lines 2009-1 EETC
Telephone: (212) 438-7811
Facsimile: (212) 438-7820
Moody’s Investors Service, Inc.
7 World Trade Center at 250 Greenwich Street
New York, New York 10007
Attention: Jonathan Root, Vice President — Senior Analyst
     Airlines, Municipal Solid Waste, Shipping Sectors
Reference: Delta Air Lines 2009-1 EETC
Telephone: (212) 553-1672
Facsimile: (212) 298-6481
Note Purchase Agreement
2009-1 EETC

Schedule B to
Funding Notice
Aircraft
     One Boeing [Model] aircraft bearing U.S. Registration Mark                      and manufacturer’s serial number                      together with two [Engine Manufacturer and Model] engines bearing manufacturer’s serial numbers                      and                     .
Note Purchase Agreement
2009-1 EETC

Schedule C to
Funding Notice
Equipment Notes

Relevant Pass	Series of Equipment		Original Principal
Through Trustee	Notes	Equipment Note No.	Amount
Class A Pass Through Trustee	Series 2009-1A-N	No. A-	$

Class B Pass Through Trustee	Series 2009-1B-N	No. B-	$
Note Purchase Agreement
2009-1 EETC

Annex A to
Funding Notice
WITHDRAWAL CERTIFICATE
(Class [A][B])
U.S. Bank National Association,
as Escrow Agent
One Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention: Corporate Trust Services
Reference: Delta Air Lines 2009-1 EETC
Telephone: (617) 603-6553
Facsimile: (617) 603-6683
Ladies and Gentlemen:
          Reference is made to the Escrow and Paying Agent Agreement (Class [A][B]), dated as of November 24, 2009 (the “Agreement”). We hereby certify to you that the conditions to the obligations of the undersigned to execute a Participation Agreement pursuant to the Note Purchase Agreement have been satisfied. Pursuant to Section 1.02(c) of the Agreement, please execute the attached Notice of Purchase Withdrawal and immediately transmit by facsimile to the Depositary, at The Bank of New York Mellon, as Depositary, 101 Barclay Street, Floor 8W, New York, New York 10286, attention: Corporate Finance, Mary Miselis, Vice President, Reference: Delta Air Lines 2009-1 EETC, telephone: (212) 815-4812, facsimile: (212) 815-5704.
          Capitalized terms used herein but not defined herein shall have the meanings set forth in the Agreement.

Very truly yours, U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Pass Through Trustee
By:
Name:
Title:

Dated: As of [                                , 20          ]
Note Purchase Agreement
2009-1 EETC

Exhibit A to
Funding Notice
NOTICE OF PURCHASE WITHDRAWAL
The Bank of New York Mellon,
as Depositary
101 Barclay Street, Floor 8W
New York, New York 10286
Attention: Corporate Finance, Mary Miselis, Vice President
Reference: Delta Air Lines 2009-1A EETC
Telephone: (212) 815-4812
Telecopier: (212) 815-5704
Ladies and Gentlemen:
          Reference is made to the Deposit Agreement (Class A) dated as of November 24, 2009 (the “Deposit Agreement”) between U.S. Bank National Association, as Escrow Agent, and The Bank of New York Mellon, as Depositary (the “Depositary”).
          In accordance with Section 2.3(a) of the Deposit Agreement, the undersigned hereby requests the withdrawal of the entire amount of the Deposit, $[_______], Account No. [_______].
The undersigned hereby directs the Depositary to pay the entire amount of the Deposit to [Delta Air Lines, Inc. at [_______]] [the Pass Through Trustee at [_______]]1 on [_______], 20___, upon the telephonic request of a representative of the Pass Through Trustee.

U.S. BANK NATIONAL ASSOCIATION, as Escrow Agent
By
Name:
Title:

Dated: As of [                                , 20          ]

[1]	If there are any excess amounts that would need to be re-deposited pursuant to the applicable Funding Notice, the account to be specified here should be that of the Pass Through Trustee. If there are no such excess amounts, the account number to specified here should be that of Delta.
Note Purchase Agreement
2009-1 EETC

Exhibit B to
Funding Notice
NOTICE OF PURCHASE WITHDRAWAL
The Bank of New York Mellon,
as Depositary
101 Barclay Street, Floor 8W
New York, New York 10286
Attention: Corporate Finance, Mary Miselis, Vice President
Reference: Delta Air Lines 2009-1B EETC
Telephone: (212) 815-4812
Telecopier: (212) 815-5704
Ladies and Gentlemen:
          Reference is made to the Deposit Agreement (Class B) dated as of November 24, 2009 (the “Deposit Agreement”) between U.S. Bank National Association, as Escrow Agent, and The Bank of New York Mellon, as Depositary (the “Depositary”).
          In accordance with Section 2.3(a) of the Deposit Agreement, the undersigned hereby requests the withdrawal of the entire amount of the Deposit, $[______], Account No. [___].
The undersigned hereby directs the Depositary to pay the entire amount of the Deposit to [Delta Air Lines, Inc. at [______]] [the Pass Through Trustee at [______]]2 on [______], 20___, upon the telephonic request of a representative of the Pass Through Trustee.

U.S. BANK NATIONAL ASSOCIATION, as Escrow Agent
By
Name:
Title:

Dated: As of [                                , 20          ]

[2]	If there are any excess amounts that would need to be re-deposited pursuant to the applicable Funding Notice, the account to be specified here should be that of the Pass Through Trustee. If there are no such excess amounts, the account number to specified here should be that of Delta.
Note Purchase Agreement
2009-1 EETC

EXHIBIT B to
NOTE PURCHASE AGREEMENT
FORM OF PARTICIPATION AGREEMENT
[Filed separately as Exhibit 4.14]
Note Purchase Agreement
2009-1 EETC

EXHIBIT C to
NOTE PURCHASE AGREEMENT
FORM OF INDENTURE
[Filed separately as Exhibit 4.15]
Note Purchase Agreement
2009-1 EETC